Exhibit 10.1

LICENSE AGREEMENT

THIS LICENSE AGREEMENT dated as of the 7th day of October, 2011 (the “Agreement”) is made between GlycoMimetics, Inc., a Delaware corporation having a place of business at 401 Professional Drive, Suite 250, Gaithersburg, Maryland 20879 (“GMI”) and Pfizer Inc., a Delaware corporation having its principal place of business at 235 East 42nd Street, New York, New York 10017 (“Pfizer”).

RECITALS

WHEREAS, GMI owns or otherwise controls the Compound (as defined below) and Licensed Product (as defined below) and GMI desires to grant an exclusive license to Pfizer in the Territory (as defined below) with respect thereto; and

WHEREAS, Pfizer has extensive experience and expertise in the development and commercialization of pharmaceutical products and desires to obtain such an exclusive license in the Territory to the Compound and the Licensed Product.

NOW THEREFORE, in consideration of the premises and of the covenants herein contained, the Parties hereto mutually agree as follows:

Article 1 DEFINITIONS

For purposes of this Agreement, the terms defined in this Article shall have the meanings specified below, whether used in their singular or plural form.

1.1 “Additional Ongoing Clinical Trial Costs” has the meaning set forth in Section 3.1(c).

1.2 “Additional Phase II Clinical Trial” has the meaning as set forth in Section 3.2(b).

1.3 “Affiliate” means with respect to a Person, any Person that controls, is controlled by or is under common control with such first Person. For purposes of this definition only, “control” means (a) to possess, directly or indirectly, the power to direct the management or policies of a Person, whether through ownership of voting securities, by contract relating to voting rights or corporate governance, or (b) to own, directly or indirectly, more than fifty percent (50%) of the outstanding voting securities or other ownership interest of such Person.

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Notwithstanding the foregoing, (i) venture capital and other institutional financial investors in GMI (including venture capital and other funds, and their investors and managers), and (ii) any Person that is under common control with GMI as a result of control of such Person and GMI by such venture capital or other financial investor in GMI of part (i), in each case, shall not be considered Affiliates of GMI for purposes of this Agreement.

1.4 “Business Day” means each day of the week, excluding Saturday, Sunday, and bank or other public holidays in New York, New York.

1.5 “Change of Control” means, with respect to a Party or its parent corporation, (a) a merger or consolidation of such Party or such parent corporation with a Third Party which results in the voting securities of such Party or such parent corporation outstanding immediately prior thereto ceasing to represent at least fifty percent (50%) of the combined voting power of the surviving entity immediately after such merger or consolidation, or (b) a transaction or series of related transactions in which a Third Party, together with its Affiliates, becomes the beneficial owner of fifty percent (50%) or more of the combined voting power of the outstanding securities of such Party or such parent corporation, or (c) the sale or other transfer to a Third Party of all or substantially all of such Party’s assets or business or substantially all of such Party’s business which encompasses the Compound or Licensed Product.

1.6 “Combination Product” means a Licensed Product that in a single formulation or in a single package contains both a Compound and one or more Other Active Compounds.

1.7 “Commercially Reasonable Efforts” means, (i) with respect to development of a Licensed Product, efforts and resources that are reasonably sufficient, as measured by the facts and circumstances at the time such efforts and resources are carried out, to obtain Regulatory Approval in a reasonable period of time, which efforts and resources and reasonable period of time takes into account anticipated product labeling, medical and clinical considerations, safety, efficacy and regulatory environment, and present and future market potential and other reasonably relevant factors, and (ii) with respect to marketing and selling of a Licensed Product, efforts and resources, as measured by the facts and circumstances at the time such efforts and resources are carried out, that are consistent with present and future market potential, financial return, labeling, channels of trade, competitive market conditions, historical performance of the Licensed Product, regulatory requirements, applicable Laws and other reasonably relevant factors.

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1.8 “Competing Product” has the meaning set forth in Article 10.

1.9 “Completion of the Ongoing Clinical Trial” means delivery of the Topline Study Report to Pfizer by or on behalf of GMI.

1.10 “Compound” means (i) GMI-1070 and all modifications, enhancements, improvements and backups which result in a [* * *], pan selectin antagonist [* * *] and (ii) all isomers, tautomers, enantiomers, hydrates, esters, racemates, polymorphs, metabolites, prodrugs, and salts of any of the compounds of subpart (i) of this Section 1.10 that are a [* * *], pan selectin antagonist [* * *]. For the avoidance of doubt, Compounds include without limitation the backups specified in Schedule 1.10.

1.11 “Dollars” or “$” means the legal tender of the United States.

1.12 “Effective Date” means the date first hereinabove written.

1.13 “EMA” means the European Medicines Evaluation Agency or any successor thereto.

1.14 “Excluded GMI Affiliate Patent Rights” means any Patent Right owned or controlled by a Future Affiliate of GMI, to the extent, but only to the extent, that such Patent Right:

(i)	is not controlled by such Future Affiliate pursuant to any license or other grant of rights by GMI (or any Affiliate of GMI other than a Future Affiliate of GMI) to such Future Affiliate; and

(ii)	(A) is owned or controlled by such Future Affiliate of GMI at the time such Future Affiliate becomes an Affiliate of GMI or (B) is subsequently owned or controlled by such Future Affiliate but is developed independently of and without the use of any GMI Patent Right or GMI Know-how controlled by GMI (or any Affiliate of GMI other than a Future Affiliate of GMI) at the time such Future Affiliate becomes an Affiliate of GMI.

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1.15 “FDA” means the United States Food and Drug Administration or any successor agency in the United States with responsibilities comparable to those of the United States Food and Drug Administration.

1.16 “Field” means any and all fields of use.

1.17 “First Commercial Sale” means the first sale of a Licensed Product by (i) Pfizer or its Affiliate or Sublicensee or (ii) with respect to Section 9.6, GMI or its Affiliates or Sublicensee, in each case to a Third Party in a country following Regulatory Approval (to the extent necessary for commercial sale, and, in any country in which Pricing Approval is necessary or relevant for a majority of the population to obtain access to pharmaceutical products, Pricing Approval) of such Licensed Product in such country.

1.18 “First Indication” means Sickle Cell Disease.

1.19 “Future Affiliate” means, with respect to either Party, a Third Party that is not an Affiliate of such Party as of the Effective Date but that subsequently becomes an Affiliate of such Party as a result of a Change of Control of such Party.

1.20 “GAAP” means United States generally accepted accounting principles as applicable to each Party, consistently applied.

1.21 “Generic Product” means any pharmaceutical product that (i) is sold by a Third Party that is not a licensee or Sublicensee of Pfizer or its Affiliates, or any of their licensees or Sublicensees under a marketing authorization granted by a Regulatory Authority to such Third Party, and (ii) contains the same Compound as an active pharmaceutical ingredient as the relevant Licensed Product and (x) for purposes of the United States, is approved through an Abbreviated New Drug Application or successor or similar process by reliance on the prior approval of a Licensed Product as determined by the FDA, or (y) for purposes of a country outside the United States, is approved through an abbreviated process in reliance on the prior approval of a Licensed Product as determined by the applicable Regulatory Authority.

1.22 “GMI-1070” means each of the compounds described in Schedule 1.22, all isomers, stereoisomers, diastereoisomers, tautomers, enantiomers, hydrates, esters, racemates, polymorphs, metabolites, prodrugs, and salts.

1.23 “GMI Excluded Patent Rights” means Patent Rights owned by GMI that cover an Other Active Compound and/or manufacture or use thereof independent of a Compound.

1.24 “GMI Indemnitees” has the meaning set forth in Section 8.1.

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1.25 “GMI Know-How” means (i) Know-How owned by or licensed to GMI as of the Effective Date and (ii) Know-How owned by GMI after the Effective Date that is developed prior to Completion of the Ongoing Clinical Trial, obtained as a result of or in connection with any trials with respect to the Compound, and in either case which is useful for the manufacture, research or development of any Compound.

1.26 “GMI Net Sales” means with respect to a Licensed Product, the gross amount invoiced by GMI and/or its Affiliates and/or its sublicensees of such Licensed Product to Third Parties, less (i) [* * *] and (ii) [* * *]. In the case of Combination Products: (1) if GMI and/or its Affiliates and/or its sublicensees of such Licensed Product [* * *] and [* * *], the GMI Net Sales attributable to such Combination Product during such year shall be calculated by [* * *]; (2) if GMI and/or its Affiliates and/or its sublicensees of such Licensed Product [* * *], the GMI Net Sales attributable to such Combination Product during such year shall be calculated by [* * *]; and (3) if GMI and/or its Affiliates and/or it sublicensees of such Licensed Product [* * *], then the GMI Net Sales attributable to such Combination Product shall be [* * *]; provided, that the quarterly report provided by GMI with respect to GMI Net Sales in accordance with Section 9.6 shall include the calculations for subclauses (1), (2) and (3) above.

GMI Net Sales shall be determined from the books and records maintained in accordance with GAAP, as consistently applied by GMI. The calculation of GMI Net Sales will involve the use of estimates for certain deductions above. Those estimates will be accrued and GMI Net Sales trued-up at least quarterly to actual in accordance with GAAP and GMI’s internal accounting policies, as consistently applied.

1.27 “GMI Patent Rights” means Patent Rights, other than Excluded GMI Affiliate Patent Rights, (i) owned by GMI or licensed to GMI with the right to grant a sublicense, in each case as of the Effective Date and in each case to the extent such Patent Rights cover a Compound or the manufacture or use thereof and/or a Licensed Product and/or the manufacture or use thereof, but excluding claims that cover an Other Active Compound and/or manufacture or use thereof independent of a Compound and (ii) Patent Rights that are not GMI Excluded Patent Rights and are owned by GMI after the Effective Date and prior to the end of the Term, in each of the foregoing cases to the extent such Patent Rights cover a Compound or the manufacture or use thereof and/or a Licensed Product and/or the manufacture or use thereof, and wherein the GMI Patent Rights defined herein include those set forth in Exhibit A which shall be supplemented as necessary by GMI.

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1.28 “Governmental Authority” means any court, agency, department, authority or other instrumentality of any national, state, county, city or other political subdivision.

1.29 “Indemnitee” has the meaning set forth in Section 8.3.

1.30 “IND” means an Investigational New Drug, Application or similar application or submission for approval to conduct human clinical investigations that is filed or submitted to a Regulatory Authority.

1.31 “Invention” means all inventions, discoveries, improvements and other technology, whether or not patentable.

1.32 “JDT” has the meaning set forth in Section 3.1.

1.33 “JSC” has the meaning set forth in Section 3.2(b).

1.34 “Know-How” means ideas, writings, data (including but not limited to pre-clinical and clinical data), methods, techniques, materials, information (including scientific and technical information), know-how, assays, compounds, and Inventions and the rights thereto other than Patent Rights, including but not limited to manufacturing and formulation information, whether or not patentable.

1.35 “Knowledge” means with respect to a Party, the actual knowledge of the officers and agents of such Party, without conducting an investigation other than making inquiries of their attorneys. The officers and agents of GMI with respect to this definition are limited to those individuals listed on Part A of Schedule 1.35, and the attorneys as to which GMI made inquiries are limited to those on Part B of Schedule 1.35.

1.36 “Law” or “Laws” means all laws, statutes, rules, regulations, orders, judgments and/or ordinances of any Governmental Authority.

1.37 “Licensed Product” means (a) the Compound and (b) any pharmaceutical product, in all dosage forms and formulations, that contains a Compound the manufacture, sale, offer for sale, importation, or use of which (i) is covered by a Valid Claim of GMI Patent Rights and/or (ii) embodies or incorporates GMI Know-How or is derived or results from the use of GMI Know-How. For the avoidance of doubt, “Licensed Product” shall also collectively refer to Combination Product.

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1.38 “Litigation Conditions” has the meaning set forth in Section 8.4.

1.39 “Losses” has the meaning set forth in Section 8.1.

1.40 “Major Country of Europe” means each of [* * * ] and [* * *].

1.41 “Net Sales” means, with respect to a Licensed Product, the gross amount invoiced by Pfizer, its Affiliates and its Sublicensees for such Licensed Product to Third Parties, less (i) [* * *] and (ii) [* * *]. In the case of Combination Products: (1) if Pfizer and/or its Affiliates or Sublicensees [* * *], the Net Sales attributable to such Combination Product during such year shall be calculated by [* * *]; (2) if Pfizer and/or its Affiliates or Sublicensees [* * *], the Net Sales attributable to such Combination Product during such year shall be calculated [* * *]; and (3) if Pfizer and/or its Affiliates or Sublicensees [* * *], then the Net Sales attributable to such Combination Product shall be [* * *]; provided, that the quarterly report provided by Pfizer with respect to Net Sales in accordance with Section 4.3 shall include the calculations for subclauses (1), (2) and (3) above and GMI shall have the right to audit such calculations as set forth in Section 4.4.

Net Sales shall be determined from the books and records maintained in accordance with GAAP, as consistently applied by Pfizer. The calculation of Net Sales will involve the use of estimates for certain deductions above. Those estimates will be accrued and Net Sales trued-up at least quarterly to actual in accordance with GAAP and Pfizer’s internal accounting policies, as consistently applied.

1.42 “Ongoing Clinical Trial” means the Phase II Clinical Trial being performed by GMI with respect to GMI-1070 under Protocol GMI-1070-201.

1.43 “Other Active Compound” means a therapeutically active compound that is not a Compound.

1.44 “Party” means GMI or Pfizer and collectively the “Parties”.

1.45 “Patent Rights” means United States and foreign counterpart patents, patent applications, provisional patent applications, certificates of invention, applications for certificates of invention, divisions, continuations, continuations-in-part, non-provisional patent applications

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claiming priority benefit of a provisional application, continued prosecution applications, national and regional stage counterparts, together with any patent term extensions, registrations, confirmations, reissues, re-examinations or renewals and supplemental examinations of the foregoing as well as supplementary protection certificates or the equivalent thereof, and any other form of government-issued patent protection directed to the inventions claimed in the foregoing.

1.46 “Person” means an individual, sole proprietorship, partnership, limited partnership, limited liability partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture or other similar entity or organization, including a government or political subdivision, department or agency of a government.

1.47 “Pfizer Excluded Patent Rights” means Patent Rights owned by or licensed to Pfizer or its Affiliates that cover an Other Active Compound and/or manufacture or use thereof independent of a Compound.

1.48 “Pfizer Indemnitees” has the meaning set forth in Section 8.2.

1.49 “Pfizer Know-How” means Know-How owned by or licensed to Pfizer or its Affiliates (with the right to grant sublicenses) as of the date of termination covered by Section 9.5 which (a) constitute improvements to Compound or Licensed Product or the manufacture or use thereof, where such improvements were created or made in the course of activities carried out pursuant to the licenses granted to Pfizer in Section 2.1, or (b) Pfizer had actually applied or used with respect to a Compound or Licensed Product prior to any termination of this Agreement, provided that such Know-How is necessary or useful for the continued research, development, manufacture or commercialization of such Compound or Licensed Product in the Reference Forms, or (ii) Pfizer had, prior to any termination of this Agreement, incorporated into such Compound or Licensed Product in the Reference Forms as of the time of such termination.

1.50 “Pfizer Patent Rights” means Patent Rights owned by Pfizer or its Affiliates or licensed to Pfizer or its Affiliates (with the right to grant sublicenses) that are not Pfizer Excluded Patent Rights, in each case as of the date of termination covered by Section 9.5 of this Agreement and in each case to the extent such Patent Rights (a) cover improvements to a

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Compound or the manufacture or use thereof and/or improvements to a Licensed Product and/or the manufacture or use thereof, in each case described in this clause (a) where such improvement was created or made in the course of activities carried out pursuant to the licenses granted to Pfizer in Section 2.1, or (b) cover a product, composition or process that (i) Pfizer had actually applied or used with respect to a Compound or Licensed Product prior to any termination of this Agreement, provided that such a product, composition or process is necessary or useful for the continued research, development, manufacture or commercialization of such Compound or Licensed Product in the Reference Forms as of the time of such termination, or (ii) Pfizer had, prior to any termination of this Agreement, incorporated into such Compound or Licensed Product in the Reference Forms as of the time of such termination.

1.51 “Pfizer Quarter” means (i) in the United States, each of the four (4) thirteen (13) week periods as used by Pfizer in its audited financial reports, the first commencing on January 1 of any year, and (ii) in any country in the Territory other than the United States, each of the four (4) thirteen (13) week periods as used by Pfizer in its audited financial reports, the first commencing on December 1 of any year. With respect to Net Sales, the Net Sales for a Pfizer Quarter is the aggregate of Net Sales in the United States and outside the United States for the applicable Pfizer Quarter.

1.52 “Pfizer Year” means the twelve (12) month period (i) with respect to the United States, commencing on January 1st of any calendar year and (ii) with respect to any country in the Territory other than the United States, commencing on December 1st of any calendar year.

1.53 “Phase II Clinical Trial” means for the purpose of obtaining Regulatory Approval a study in humans of the safety, dose range and efficacy of a Product that is prospectively designed to generate sufficient data to commence a Phase III Clinical Trial that would satisfy the requirements of 21 C.F.R. 312.21(b), or the equivalent process in other countries or groups of countries of the Territory.

1.54 “Phase III Clinical Trial” means a controlled study in humans of the efficacy and safety of a Product that is prospectively designed to demonstrate statistically whether such Product is effective and safe for use in a particular indication in a manner sufficient to obtain Regulatory Approval to market such Product that would satisfy the requirements of 21 C.F.R. 312.21(c), or the equivalent process in other countries or groups of countries of the Territory.

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1.55 “Phase III Milestone Advance” has the meaning set forth in Section 4.1(c).

1.56 “Pricing Approval” means, in any country where a Governmental Authority authorizes reimbursement for, or approves or determines pricing for, pharmaceutical products, receipt (or, if required to make such authorization, approval or determination effective, publication) of such reimbursement authorization or pricing approval or determination (as the case may be).

1.57 “Product Infringement” has the meaning set forth in Section 5.2(b).

1.58 “Reference Form” means a Compound or Licensed Product (i) in the form being sold by Pfizer at the time of termination of this Agreement covered by Section 9.5, and/or (ii) in the form used in any ongoing clinical trial at the time of termination of this Agreement covered by Section 9.5 and/or (iii) in the form used in a clinical trial completed by Pfizer at the time of termination of this Agreement covered by Section 9.5.

1.59 “Regulatory Approval(s)” means any and all approvals, with respect to any jurisdiction, or authorizations (other than Pricing Approvals) of a Regulatory Authority, that are necessary for the commercial manufacture, distribution, use, marketing or sale of a pharmaceutical product in such jurisdiction.

1.60 “Regulatory Authority” means, in respect of a particular country or jurisdiction, the Governmental Authority having responsibility for granting Regulatory Approvals in such country or jurisdiction, including in the United States the FDA, and any successor governmental authority having substantially the same function.

1.61 “Second Indication” means any indication other than the First Indication.

1.62 “Sickle Cell Disease” means sickle cell disease or sickle cell anemia, a chronic anemia marked by sickle-shaped red blood cells occurring in individuals who are homozygous for a mutant hemoglobin gene.

1.63 “Sublicensee” means any person or entity that is granted a sublicense by Pfizer under the license granted to Pfizer pursuant to this Agreement.

1.64 “Term” has the meaning set forth in Section 9.1.

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1.65 “Territory” means the entire world.

1.66 “Third Party” means any entity other than GMI or Pfizer and any respective Affiliates.

1.67 “Third Party Claim” has the meaning set forth in Section 8.4.

1.68 “Third Party Royalty” has the meaning set forth in Section 4.2(c).

1.69 “Topline Study Report” means a summary of results, including data tables, with respect to the Ongoing Clinical Trial, in the form attached in Schedule 1.69.

1.70 “Transition Plan” has the meaning set forth in Section 2.3.

1.71 “United States” or “U.S.” means the United States of America and its territories and possessions.

1.72 “Valid Claim” “ means, with respect to a particular country, an issued claim of an unexpired granted patent which claim (i) has not been cancelled, withdrawn, abandoned, or disclaimed, and (ii) has not been permanently revoked, held invalid or unenforceable by a decision of a court of competent jurisdiction or administrative agency in an unappealed or unappealable decision in the subject country, and (iii) has not been admitted to be invalid or unenforceable through reissue or otherwise.

1.73 “Withholding Party” has the meaning set forth in Section 4.5.

Article 2 LICENSES

2.1 Exclusive License. Subject to the terms of this Agreement, GMI hereby grants to Pfizer an exclusive license or sublicense (even as to GMI), as the case may be, with the right to grant sublicenses pursuant to Section 2.2, under GMI Patent Rights and GMI Know-How to research, develop, make, have made, use, sell, offer to sell, supply, cause to be supplied, import and have imported Licensed Product in the Field in the Territory. GMI covenants and agrees that neither GMI nor its Affiliates will practice, use or exploit GMI Patent Rights and/or GMI Know-How with respect to Compound, except in performing and completing the Ongoing Clinical Trial and for carrying out or allowing Third Parties to carry out the studies described in Schedule 2.1.

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2.2 Right to Sublicense. Within its sole discretion, Pfizer may grant exclusive or non-exclusive sublicenses under any of the rights and licenses granted to Pfizer under Section 2.1 of this Agreement subject to the following conditions: (i) each sublicense shall be subject to and consistent with the rights and licenses granted under this Agreement; (ii) each sublicense shall include an obligation of the Sublicensee to account for and report its sales of Licensed Products to Pfizer on the same basis as if such sales were Net Sales by Pfizer; and (iii) each sublicense shall require the Sublicensee to be bound by the terms and conditions of this Agreement (other than payment provisions for which Pfizer is responsible) as if the Sublicensee was a signatory to this Agreement. Pfizer shall provide GMI with prompt written notice that a sublicense has been granted or terminated. The name of the Sublicensee and a copy of the sublicense agreement and any amendments thereto, which agreements and amendments shall be redacted as to any financial and other proprietary information, shall be furnished by Pfizer to GMI within thirty (30) days after the execution thereof. Pfizer shall cause a Sublicensee to comply with the terms and conditions of this Agreement and Pfizer shall be liable to GMI for any breach of such terms and conditions by any Sublicensee.

2.3 Disclosure of Technology.

(a) GMI shall provide to Pfizer the GMI Know-How and a copy of filings, minutes and correspondence with a Regulatory Authority in its possession that may be necessary or useful to Pfizer to develop, manufacture, register, or market Licensed Products and efficiently practice the licenses granted under this Agreement within sixty (60) days of the Effective Date and thereafter (to the extent not previously disclosed and provided) no later than twenty (20) Business Days after such additional GMI Know-How becomes known or is acquired and a copy of filings, minutes and correspondence with a Regulatory Authority no later than twenty (20) Business Days after made, and after Completion of the Ongoing Clinical Trial, GMI shall transfer to Pfizer (i) within ten (10) Business Days after database lock for the Ongoing Clinical Trial all INDs and other filings, minutes and correspondence with a Regulatory Authority, and (ii) within a reasonable period of time after Completion of the Ongoing Clinical Trial, but in any event within ten (10) Business Days after receiving such information from the relevant service providers, any safety or pharmacovigilance databases, in each case, with respect to Licensed Product in the Territory. GMI shall bear its costs and expense for providing to Pfizer all of the information described above in this Section 2.3.

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(b) In order to ensure the smooth transition of such GMI Know-How and development activities to Pfizer for the Compounds and Licensed Products that GMI has licensed to Pfizer pursuant to Section 2.1, each Party shall, at its own cost and expense (except as expressly set forth in the Schedule 2.3), carry out the activities to be performed by it as set forth in the transition plan attached hereto as Schedule 2.3 (the “Transition Plan”). If there is an inconsistency or disagreement between the Transition Plan and this Agreement, the terms of this Agreement shall prevail. Neither this Agreement nor the licenses granted hereunder shall be construed to confer any rights or licenses to Pfizer by implication, estoppel or otherwise as to any data, Know-How or Patent Rights other than GMI Patent Rights and GMI Know-How in accordance with the licenses granted under this Agreement.

(c) In addition to providing the information described in Section 2.3(a) and the transition services described in Section 2.3(b), at the request of Pfizer, GMI shall provide Pfizer with reasonable technical assistance with respect to understanding and implementing the GMI Know-How and filings, minutes and correspondence with a Regulatory Authority provided to Pfizer under the foregoing provisions of this Section 2.3; provided, however, that in providing assistance under this Section 2.3(c), GMI shall provide [* * *] of meetings between the appropriate GMI representatives and Pfizer representatives and an additional [* * *] of GMI representatives at no cost to Pfizer, and Pfizer shall pay GMI on a person-hour basis for any additional assistance under this Section 2.3(c) at a rate and for a number of hours that will be agreed upon in advance between GMI and Pfizer.

2.4 Reciprocal Non-Exclusive Research License for Disclosed Know-How and Confidential Information. Subject to the terms and conditions of this Agreement and any preexisting exclusive license grants to Third Parties, and without limiting any other license granted to either Party under this Agreement:

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(a) GMI hereby grants to Pfizer a non-exclusive, irrevocable, perpetual, royalty-free, fully paid-up, worldwide license, with the right to sublicense to Pfizer Affiliates, to use only for research purposes any and all GMI Know-How or Confidential Information of GMI disclosed to Pfizer during the Term but not any GMI Patent Rights, it being understood and agreed that neither Pfizer nor any of its Affiliates will have any right or license under this Section 2.4 to use any such GMI Know-How or GMI Confidential Information with respect to Compound or Licensed Product after termination of this Agreement and/or in connection with obtaining Regulatory Approval of a pharmaceutical product and/or the sale or manufacture for sale of any pharmaceutical product.

(b) Pfizer hereby grants to GMI a non-exclusive, irrevocable, perpetual, royalty-free, fully paid-up, worldwide license, with the right to sublicense to GMI Affiliates, to use only for research purposes any and all Pfizer Know-How or Confidential Information of Pfizer disclosed to GMI during the Term (but not any Pfizer Patent Rights ), it being understood and agreed that neither GMI nor any of its Affiliates will have any right or license under this Section 2.4 to use any such Pfizer Know-How or Pfizer Confidential Information in connection with obtaining Regulatory Approval of a pharmaceutical product and/or the sale or manufacture for sale of any pharmaceutical product.

Article 3 DEVELOPMENT, REGULATORY AND COMMERCIALIZATION

3.1 Completion of the Ongoing Clinical Trial.

(a)	Supervision and Control.

(i) Subject to subsections (ii) and Section 3.1(b) and 3.1(c), GMI shall complete the Ongoing Clinical Trial as soon as reasonably practicable after the Effective Date at the cost and expense of GMI and under the supervision and control of the JDT (as defined below); provided, that such supervision and control of the JDT is in accordance with applicable Laws and is in conformance with GMI’s obligations under any agreements with a Third Party that exist as of the Effective Date.

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(ii) Notwithstanding Section 3.1(a)(i), GMI shall not be required to continue the Ongoing Clinical Trial in the event that GMI reasonably believes that continuing the Ongoing Clinical Trial raises concerns about patient safety and/or would be in violation of any applicable Law; provided, that GMI shall promptly notify Pfizer in writing of any such decision to discontinue the Ongoing Clinical Trial and Pfizer shall be required to provide its written consent for such discontinuation, which consent shall not be unreasonably withheld.

(b)	Joint Development Team.

(i) Purpose. Within thirty (30) days after the Effective Date, the Parties shall establish a Joint Development Team (“JDT”) for the purpose of supervising and controlling the Ongoing Clinical Trial, including but not limited to (i) reviewing and approving all development, regulatory and pharmaceutical sciences plans and all material changes thereto, (ii) reviewing and approving the scientific integrity, statistical analysis plans and protocols of the Ongoing Clinical Trial and (iv) reviewing and discussing data and results, including with respect to safety issues, of the Ongoing Clinical Trial. The JDT shall be composed of six (6) members (or such other number as mutually agreed in writing by the Parties) with three (3) members designated by each Party in writing to the other Party, who each are employees or contracted consultants of their respective Parties and have the appropriate expertise and authority to participate in the activities and decision-making of the JDT. The JDT shall appoint a chairperson from among its members, which shall be one of the representatives of Pfizer. The chairperson shall be responsible for calling meetings of the JDT and for leading the meetings. The JDT shall not have the power to make any amendments or modifications to this Agreement. The JDT shall be disbanded upon the Completion of the Ongoing Clinical Trial.

(ii) Meetings and Information Requests. The JDT shall meet within twenty (20) Business Days after the Effective Date and, thereafter, once each month or more frequently if requested by the chairperson in writing. A quorum for the conduct of

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business at any meeting of the JDT shall consist of one representative of Pfizer and one representative of GMI. Each of Pfizer and GMI, shall have one vote, and subject to clause (iii) below, all decisions shall be reached by a unanimous vote. If a JDT member, including the Chairperson, cannot attend a JDT meeting, such member may send a designate who is authorized to make decisions on behalf of the respective Party, and such designate shall be permitted to participate fully in such JDT meeting, including casting any required vote. Upon prior written notice, each Party may invite additional employees of such Party to attend any JDT meeting to the extent that such Party believes that attendance by one or more additional employees is necessary or desirable to fulfill the purpose of the JDT. The location of meetings of the JDT shall alternate between Pfizer’s and GMI’s principal place of business, or shall be conducted by telephone and/or video conferencing as agreed by the Parties. Each Party shall bear its own expenses related to the attendance at JDT meetings.

In the event that Pfizer requests additional information from GMI with respect to the Ongoing Clinical Trial that is in the possession or control of GMI (including information controlled by GMI but in the possession of a Third Party), GMI shall provide such information to Pfizer and to the extent reasonably possible such information shall be provided within three (3) Business Days of such request, provided, however, that GMI shall promptly provide Pfizer with any information with respect to any safety issues.

(iii) Decision-Making. In the event that there is a tie vote that is not resolved by the Parties within ten (10) days after the tie vote, then the vote shall be resolved by Pfizer.

(iv) Minutes. The JDT shall keep accurate minutes of its deliberations which shall record all proposed decisions and all actions recommended or taken. A member of the JDT shall serve as secretary and the Parties shall alternate responsibility for the preparation of the draft minutes on a calendar quarter basis. Draft minutes shall be sent to all members of the JDT within fifteen (15) days after each meeting and shall be approved, if appropriate, or amended and approved as amended within thirty (30) days by a quorum of the JDT. All records of the JDT shall at all times be available to both Pfizer and GMI.

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(c)	Costs for Completion of the Ongoing Clinical Trial.

A.	The budget for the costs for Completion of the Ongoing Clinical Trial after the Effective Date is set forth in Schedule 3.1(c). In the event that GMI anticipates that the costs for Completion of the Ongoing Clinical Trial after the Effective Date is reasonably likely to exceed [* * *] Dollars ($[* * *]), GMI shall promptly notify the JDT. If GMI anticipates that total costs will exceed [* * *] Dollars ($[* * *]), GMI shall promptly submit to the JDT for approval a new budget for such costs, together with a detailed explanation of the estimated excess costs. Such new budget must be approved by the JDT prior to the incurrence of any costs in excess of [* * *] Dollars ($[* * *]). GMI shall be responsible for the costs for Completion of the Ongoing Clinical Trial after the Effective Date, provided that the total costs payable by GMI after the Effective Date for Completion of the Ongoing Clinical Trial shall not exceed [* * *] Dollars ($[* * *]). Notwithstanding anything else to the contrary, GMI shall have the right to suspend any and all work with respect to the Ongoing Clinical Trial to the extent that the cost thereof after the Effective Date exceeds [* * *] Dollars ($[* * *]) until the JDT approves a revised budget for the costs of Completion of the Ongoing Clinical Trial as set forth above (such excess costs, the “Additional Ongoing Clinical Trial Costs”). On an ongoing basis, and no more than [* * *], Pfizer shall reimburse GMI in full for such Additional Ongoing Trial Costs and payment shall be due from Pfizer within [* * *] after receipt of an invoice and an explanation of the Additional Ongoing Clinical Trial Costs included in the invoice.

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B.	In the event that the Additional Ongoing Clinical Trial Costs due and payable by Pfizer hereunder exceed $[* * *], Pfizer shall have the right, after Completion of the Ongoing Clinical Trial, to engage an independent certified public accounting firm selected by Pfizer and reasonably acceptable to GMI, at Pfizer’s expense, except as set forth below, and upon at least forty-five (45) days prior written notice and no later than [* * *] after Completion of the Ongoing Clinical Trial, to have access during normal business hours to such of the records of GMI as may be reasonably necessary to verify the accuracy of the Additional Ongoing Clinical Trial Costs paid by Pfizer hereunder. The accounting firm shall disclose to Pfizer and GMI only whether the Additional Ongoing Clinical Trial Costs are correct or incorrect and the amount of any discrepancy. If such accounting firm identifies an overpayment of such Additional Ongoing Clinical Trial Costs, GMI shall reimburse to Pfizer the amount of the overpayment within thirty (30) days of the date Pfizer delivers to GMI such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by Pfizer unless the overpayment exceeded [* * *] percent ([* * *]%) of the amount invoiced by GMI with respect to the Additional Ongoing Clinical Trial Costs, in which case, GMI shall pay to Pfizer the fees and costs charged by such accounting firm.

3.2 Development Activities, Regulatory Approval and Commercialization After the Completion of the Ongoing Clinical Trial.

(a) Diligence. After Completion of the Ongoing Clinical Trial, Pfizer agrees to use Commercially Reasonable Efforts to, at its expense, develop, obtain Regulatory Approval for commercialization and continue to commercialize a Licensed Product for the First Indication in the United States. Pfizer shall notify GMI in writing promptly of any decision to cease development activities, efforts to obtain Regulatory Approval, or commercialization of the Licensed Product for the First Indication in the United States and the Major Countries of Europe.

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(b) Development Activities and Regulatory Affairs.

(i) Development Activities.

(A) As between GMI and Pfizer, Pfizer shall have the exclusive right and responsibility, at Pfizer’s own expense, to develop any Compounds and Licensed Products after Completion of the Ongoing Clinical Trial. As between GMI and Pfizer, all decisions with respect to development activities for any Compounds and Licensed Products after Completion of the Ongoing Clinical Trial shall be made by Pfizer.

(B) Without limiting the foregoing, after the Completion of the Ongoing Clinical Trial, as between GMI and Pfizer, Pfizer shall have the sole right to determine whether Pfizer or a Regulatory Authority requires an additional Phase II Clinical Trial (an “Additional Phase II Clinical Trial”) for Licensed Products with respect to the First Indication, and if such determination is made, to initiate and complete such Additional Phase II Clinical Trial.

(ii) Regulatory Affairs.

(A) As between GMI and Pfizer, Pfizer shall have the sole right, at Pfizer’s own expense, to determine all regulatory plans and strategies for the Licensed Products, and will own and be responsible for preparing, seeking, submitting and maintaining all regulatory filings and Regulatory Approvals for all Licensed Products, including but not limited to, (A) preparing all reports necessary as part of a regulatory filing or Regulatory Approval, (B) having the sole right to determine whether to file for Regulatory Approval in any country in the Territory, and (C) obtaining Regulatory Approval in any country in the Territory.

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(B) As between GMI and Pfizer, Pfizer shall have the sole right to apply for and secure exclusivity rights that may be available under the Law of countries in the Territory, including any data or market exclusivity periods such as those periods listed in the FDA’s Orange Book or periods under national implementations of Article 10.1(a)(iii) of Directive 2001/EC/83 (including any pediatric exclusivity extensions or other forms of regulatory exclusivity that may be available), and all international equivalents. GMI shall reasonably cooperate with Pfizer and take such reasonable actions to assist Pfizer, in obtaining such exclusivity rights in each country, as Pfizer may reasonably request from time to time.

(iii) Joint Steering Committee.

(A) Purpose. Within thirty (30) days after the Completion of the Ongoing Clinical Trial, the Parties shall establish a Joint Steering Committee (“JSC”) for the purpose of exchanging information and reporting on the progress of the development of Licensed Product including but not limited to, clinical trials, as well as regulatory, manufacturing, safety and efficacy issues and, at the relevant time, discussing at a high level Pfizer’s plans for the initial launch of the Licensed Product (provided that in no event shall Pfizer be obligated to provide detailed commercialization plans or sensitive commercial information except as set forth in Section 4.3 or 4.4). For the avoidance of doubt, the JSC shall be a non-voting entity and no votes or decisions shall be made by its members. The JSC shall be composed of at least two (2) members (or such other number as mutually agreed in writing by the Parties) designated by each Party in writing to the other Party, who each are employees or contracted consultants of their respective Parties and have the appropriate expertise and authority to participate in the activities. The JSC shall appoint a chairperson from among its members, which shall

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be one of the representatives of Pfizer. The chairperson shall be responsible for calling meetings of the JSC and for leading the meetings. At each meeting of the JSC, Pfizer will provide the JSC with updates as to plans for researching and developing Licensed Product and including an update on work performed with respect to Licensed Product during the previous calendar quarter. The JSC shall not have the power to make any amendments or modifications to this Agreement. The JSC shall be disbanded upon the earlier of (i) Regulatory Approval by the FDA of a Licensed Product for the First Indication in the United States or (ii) a Change of Control of GMI or (iii) upon prior written notice by GMI to Pfizer.

(B) Meetings. The JSC shall meet within forty-five (45) days after the Completion of the Ongoing Clinical Trial and, thereafter, at least every six (6) months or more frequently if requested by the chairperson in writing. Each Party shall have at least one designated representative in attendance at any JSC meeting and each Party may invite additional employees of such Party to attend any JSC meeting to the extent that such Party believes that attendance by one or more additional employees is necessary or desirable to fulfill the purpose of the JSC. If a JSC member cannot attend a JSC meeting, such member may send a designate, and such designate shall be permitted to participate fully in such JSC meeting. The location of meetings of the JSC shall alternate between Pfizer’s and GMI’s principal place of business, or shall be conducted by telephone and/or video conferencing as agreed by the Parties. Each Party shall bear its own expenses related to the attendance at JSC meetings.

(C) Minutes. The JSC shall keep accurate minutes of its discussions held at each meeting. A JSC member of Pfizer shall serve as secretary of JSC meetings. The secretary of the meeting shall prepare and distribute to all members of the JSC minutes of the meeting within thirty (30) days after each meeting and shall be approved, or revised and approved at the next JSC meeting. All records of the JSC shall at times be available to both Pfizer and GMI.

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(iv) Pfizer Reports. Following such time as the JSC is disbanded, Pfizer shall provide GMI with a written report summarizing in reasonable detail the development and/or regulatory activities performed by Pfizer and its Affiliates and Sublicensees as to research and development of a Licensed Product for each [* * *], within [* * *] days after the end of each [* * *]. Such report shall be provided by Pfizer to GMI through, and with respect to, the first calendar year after the First Commercial Sale in the United States. Thereafter upon GMI’s request no more frequently than [* * *], Pfizer shall provide to GMI and update with respect to any ongoing or planned clinical trials of any Licensed Product (including clinical trials for any new indications) undertaken by or on behalf of Pfizer or any of its Affiliates and any pending or planned applications for Regulatory Approval for the Licensed Product by or on behalf of Pfizer or any of its Affiliates (including applications with respect to any new indications for the Licensed Product).

(c) Commercialization/Pricing.

(i) General. Pfizer shall be solely responsible for, at Pfizer’s expense, marketing, promoting, selling, distributing and determining pricing and other terms of sale for all Licensed Products.

(ii) Trademarks. The Licensed Products shall be sold under a trademark, and marketed using logos, trade dress and domain names selected and owned by Pfizer. Applications for all such product trademarks shall be filed, registered, maintained and prosecuted by Pfizer, at Pfizer’s expense.

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(d) Manufacture and Supply. Pfizer shall be responsible for the manufacture and supply of (i) clinical materials for an Additional Phase II Clinical Trial initiated after the Completion of the Ongoing Clinical Trial and any Phase III Clinical Trial for each Licensed Product and (ii) for the commercial supply of each Compound and each Licensed Product in the Territory.

Article 4 PAYMENTS BY PFIZER TO GMI

4.1 Milestone Payments.

(a) Effective Date Payment. In partial consideration for the expenses incurred by GMI in research and development of Licensed Product prior to the Effective Date, Pfizer shall pay GMI twenty-two million five-hundred thousand dollars ($22,500,000) within fifteen (15) days after the Effective Date, which payment shall be non-refundable and non-creditable.

(b) Event Milestones. Pfizer shall pay to GMI the following non-creditable, except as set forth in this Agreement, non-refundable amounts within forty-five (45) days of the first occurrence and only the first occurrence of the following events in connection with a Licensed Product that is achieved by Pfizer or its Affiliate or Sublicensee:

(i) With respect to the First Indication:

(A)	Subject to Section 4.1(c), initiation of dosing of a first patient in a first Phase III Clinical Trial for the First Indication	$35,000,000

(B)	Acceptance of filing for Regulatory Approval by the FDA for the First Indication	$[* * *]

(C)	First Commercial Sale in the United States for the First Indication	$[* * *]

(D)	Acceptance of filing for Regulatory Approval by the EMA for the First Indication	$[* * *]

(E)	First Commercial Sale in a Major Country of Europe for the First Indication	$[* * *]

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(ii) With respect to a Second Indication:

(A)	Initiation of dosing of a first patient in a first Phase III Clinical Trial for a Second Indication	$[* * *]

(B)	Acceptance of filing for Regulatory Approval by the FDA for a Second Indication	$[* * *]

(C)	First Commercial Sale in the United States for a Second Indication	$[* * *]

(D)	Acceptance of filing for Regulatory Approval by the EMA for a Second Indication	$[* * *]

(E)	First Commercial Sale in a Major Country of Europe for a Second Indication	$[* * *]

(iii) With respect to Net Sales of Licensed Products:

(A)	The first time that total Net Sales of Licensed Products in the Territory in a Pfizer Year are greater than [* * *] Dollars ($[* * *])	$[* * *]

(B)	The first time that total Net Sales of Licensed Products in the Territory in a Pfizer Year are greater than [* * *] Dollars ($[* * *])	$[* * *]

(C)	The first time that total Net Sales of Licensed Products in the Territory in a Pfizer Year are greater than [* * *] Dollars ($[* * *])	$[* * *]

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(c) Phase III Milestone Advance. In the event that a Phase III Clinical Trial with respect to a Licensed Product for the First Indication has not been commenced by Pfizer within twelve (12) months after Completion of the Ongoing Clinical Trial, Pfizer will make an advance payment to GMI of fifteen million dollars ($15,000,000) (the “Phase III Milestone Advance”) against the milestone set forth in Section 4.1(b)(i)(A) with respect to the initiation of a Phase III Clinical Trial for the First Indication; provided, that, the Phase III Milestone Advance will not be payable if Pfizer provides written notice to GMI that (i) an Additional Phase II Clinical Trial has been determined as necessary by Pfizer or by a Regulatory Authority; and (ii) an Additional Phase II Clinical Trial has been commenced by Pfizer within [* * *] of the Completion of the Ongoing Clinical Trial; provided further that, if the Phase III Milestone Advance is made, the remainder of the milestone payment set forth in Section 4.1(b)(i)(A), such remaining amount being twenty million dollars ($20,000,000), shall be payable to GMI by Pfizer within forty-five (45) days of the initiation of dosing of a first patient in a first Phase III Clinical Trial for a First Indication. The Phase III Milestone Advance shall be payable by Pfizer to GMI within forty-five (45) days after the end of such twelve (12) month period if Pfizer has not provided written notice to GMI of a determination that an Additional Phase II Clinical Trial is necessary or [* * *] after such [* * *] period described herein, if a patient has not been dosed in such Additional Phase II Clinical Trial within such [* * *] period. The payment to GMI under this Section 4.1(c) shall be non-refundable and shall be creditable only against the milestone payment set forth in Section 4.1(b)(i)(A).

4.2 Royalties.

(a) Royalty Payments. Subject to Sections 4.2(b), (c), and (e), during the Term, Pfizer shall pay to GMI within forty-five (45) days of the end of each calendar quarter royalties on Net Sales of Licensed Products sold in the corresponding Pfizer Quarter during the Term in the amounts set forth below, which shall be non-creditable and non-refundable:

(i) Portion of aggregate Net Sales of Licensed Products in all countries of the Territory in a Pfizer Year up to and including $[* * *]; and	[* * *]

(ii) Portion of aggregate Net Sales of Licensed Products in all countries of the Territory in a Pfizer Year above $[* * *] up to and including $[* * *]; and	[* * *]

(iii) Portion of aggregate Net Sales of Licensed Products in all countries of the Territory in a Pfizer Year above $[* * *].	[* * *]

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(b) Royalty Period. On a country-by-country and Licensed Product-by-Licensed Product basis, royalties on each Licensed Product under Section 4.2(a) in each country shall terminate on the tenth (10th) anniversary of the First Commercial Sale of such Licensed Product in such country, after which time there is no further royalty obligation with respect to such Licensed Product in such country, except that the royalty shall continue after such tenth (10th) anniversary in such country with respect to such Licensed Product sold in such country where in the country where sold or manufactured such Licensed Product is covered by a Valid Claim of a GMI Patent Right. The termination of royalty payments under this Section 4.2(b) in a country for a Licensed Product shall not terminate the licenses granted to Pfizer in such country.

(c) Third Party Royalties Payable by Pfizer. Subject to clause (d) below, at any time after the Effective Date, in the event that Pfizer or its Affiliates pays royalties to a Third Party during a Pfizer Quarter for Licensed Product in a country for which royalties are also payable to GMI under this Agreement in such Pfizer Quarter for sales in such country, and such royalties are due to such Third Party as a result of a Valid Claim of Patent Rights of such Third Party that claims a Compound or use thereof (a “Third Party Royalty”), then [* * *] percent ([* * *]%) of such Third Party Royalty paid by Pfizer or its Affiliates for sale of such Licensed Product for such Pfizer Quarter in such country may be deducted against [* * *] percent ([* * *]%) of any royalty payments calculated under Section 4.2(a) with respect to the sale of such Licensed Product in such country for such Pfizer Quarter.

(d) Third Party Royalties Payable by GMI. GMI shall be solely responsible for making any and all payments that are due and payable with respect to a Licensed Product under a license agreement between GMI and a Third Party that is in effect as of the Effective Date.

(e) Generic Products. In the event that a Generic Product is sold in a country of the Territory in a Pfizer Quarter that in such country or in the country where manufactured is not covered by a Valid Claim of a GMI Patent Right, then the royalties payable by Pfizer under Section 4.2(a) in such country for the corresponding Licensed Product shall be reduced in the applicable Pfizer Quarter by [* * *] percent ([* * *]%); provided, however that if in the applicable Pfizer Quarter in the applicable country there is a royalty reduction taken under

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Section 4.2(c), then the royalty reduction under this Section 4.2(e) shall be calculated before the royalty reduction under Section 4.2(c) and in no event shall the royalty reductions under this Section 4.2(e) and under Section 4.2(c) reduce the royalty on the applicable Licensed Product in the applicable country in the applicable Pfizer Quarter to less than [* * *] percent ([* * *]%) of Net Sales.

(f) Currency. All payments required under this Article 4 shall be made in U.S. Dollars. For the purpose of computing the Net Sales of Licensed Products sold in a currency other than U.S. Dollars, such currency shall be converted from local currency to U.S. Dollars in a manner consistent with Pfizer’s normal practices used to prepare its audited financial statements for external reporting purposes; provided, that such practices use a widely accepted source of published exchange rates.

(g) Transfers to Affiliates. No royalties shall be due upon the sale or other transfer of Licensed Product among Pfizer and its Affiliates for resale, or upon the sale or other transfer to a Sublicensee for resale, but in such cases the royalty shall be due and calculated upon Pfizer’s or its Affiliates or Sublicensees Net Sales to a Third Party.

4.3 Royalty Reports and Payments. During the Term, following the First Commercial Sale of a Licensed Product in a country of the Territory, Pfizer shall furnish to GMI a quarterly written report for each Pfizer Quarter showing for the applicable Pfizer Quarter the gross sales, Net Sales and calculation thereof that breaks-out the applicable deductions permitted in calculating Net Sales on a Licensed Product-by-Licensed Product and country-by-country basis for all Licensed Products during the applicable Pfizer Quarter, applicable royalty deductions for such Licensed Products, for the applicable Pfizer Quarter, the manner in which conversion to U.S. Dollars was calculated and the royalties payable under this Agreement for Licensed Products. Reports shall be due on the forty-fifth (45th) day following the close of each calendar quarter. Royalties shown to have accrued by each royalty report shall be due and payable on the date such royalty report is due; provided if Net Sales in any Pfizer Quarter during a given Pfizer Year are less than zero as a result of permitted reductions in calculating Net Sales under this Agreement, then Pfizer will not be obligated to pay GMI any royalties for such Pfizer Quarter, and for purposes of calculating royalty payments with respect to the fourth Pfizer Quarter of such

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Pfizer Year, Net Sales for such fourth Pfizer Quarter shall be reduced by the aggregate amount of negative Net Sales in each Pfizer Quarter in which Net Sales are less than zero during the applicable Pfizer Year that have not been previously deducted from Net Sales. If, as a result of such reduction, the aggregate Net Sales with respect to such fourth Pfizer Quarter are less than zero, then, for purposes of calculating royalty payments with respect to the first Pfizer Quarter of the next succeeding Pfizer Year, Net Sales for such first Pfizer Quarter shall be reduced by the amount of negative Net Sales in the fourth Pfizer Quarter of the immediately preceding Pfizer Year. Any adjustment for negative Net Sales described in this Section 4.3 shall be clearly indicated and shown in the applicable royalty reports provided by Pfizer pursuant to this Section 4.3.

4.4 Royalty Reviews.

(a) Access and Review. Upon the written request of GMI and not more than once in each calendar year, and upon at least forty-five (45) days prior written notice, Pfizer shall permit an independent certified public accounting firm selected by GMI and reasonably acceptable to Pfizer, at GMI’s expense, to have access during normal business hours to such of the records of Pfizer as may be reasonably necessary to verify the accuracy of the royalty reports and payments hereunder for any or all of the twelve (12) Pfizer Quarters preceding the Pfizer Quarter in which the request is made. The accounting firm shall disclose to GMI and Pfizer only whether the royalty reports, are correct or incorrect and the amount of any discrepancy. No other information shall be provided to GMI. GMI shall provide Pfizer with a copy of such report within thirty (30) days after receipt thereof.

(b) Underpayments and Overpayments. If such accounting firm identifies an underpayment of royalties during such period, Pfizer shall pay GMI the amount of the underpayment within thirty (30) days of the date GMI delivers to Pfizer such accounting firm’s written report so concluding. The fees charged by such accounting firm shall be paid by GMI unless the underpayment exceeded [* * *] percent ([* * *]%) of the amount owed by Pfizer to GMI for the period audited, in which case, Pfizer shall pay to GMI the fees and costs charged by such accounting firm. If the examination shows an overpayment of royalties by Pfizer, such amount shall be fully creditable against future royalty payments.

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(c) Sublicensee Requirements. Pfizer shall include in each sublicense granted by it pursuant to this Agreement a provision requiring the Sublicensee to make reports to Pfizer, to keep and maintain records of Net Sales made pursuant to such sublicense and to grant access to such records by GMI’s independent accountant to the same extent required of Pfizer under this Agreement.

4.5 Withholding. GMI alone shall be responsible for paying any and all taxes (other than withholding taxes required to be paid by Pfizer) levied on account of, or measured in whole or in part by reference to, any payments made by Pfizer to GMI under this Agreement. If provision is made in law or regulation of any country of the Territory for withholding of taxes of any type, levies or other charges with respect to any amounts payable hereunder to GMI, Pfizer (“Withholding Party”) shall promptly pay such tax, levy or charge for and on behalf of GMI to the proper governmental authority, and shall promptly furnish GMI with a receipt for such payment. The Withholding Party shall have the right to deduct any such tax, levy or charge actually paid from payment due GMI or be promptly reimbursed by GMI if no further payments are due the Withholding Party. The Withholding Party agrees to assist GMI in claiming exemption from such deductions or withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted. The Withholding Party shall apply the reduced rate of withholding, or dispense with withholding, as the case may be, provided that the Withholding Party has received evidence, in a form satisfactory to the Withholding Party, of GMI’s delivery of all applicable forms (and, if necessary, its receipt of appropriate governmental authorization) at least fifteen (15) days prior to the time that the payment is due. The preceding shall apply mutatis mutandis in the event that any payments shall be made to Pfizer from GMI.

4.6 Interest for Late Payment. All payments under this Agreement shall bear interest from the fifteenth (15th) day after the date due until paid at a rate equal to [* * *] rate in effect on the date that payment was due, as published by The Financial Times. For purposes of this Section 4.6, the due date for any overpayment or underpayment determined pursuant to any audit, review, investigation or adjustment hereunder shall be the date specified in the relevant provision in this Agreement for payment of such overpayment or underpayment after completion of such audit, review, investigation or adjustment and no interest shall be retroactively payable back to the original due date for the payments underlying any such overpayment or underpayment.

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Article 5 INTELLECTUAL PROPERTY RIGHTS

5.1 Prosecution. Promptly after the Effective Date and thereafter, GMI shall provide or cause to be provided to Pfizer or its counsel a copy of the patent office files with respect to filing, prosecution and maintenance of the GMI Patent Rights licensed to Pfizer under this Agreement. After the Effective Date, at the cost and expense of Pfizer, Pfizer shall be responsible [* * *] for filing, prosecuting and maintaining the GMI Patent Rights licensed to Pfizer that are owned by GMI. [* * *]

Neither Party shall have liability to the other Party for any act, omission, or default or neglect of outside counsel selected pursuant to this Section 5.1 with respect to filing, prosecuting or maintaining of GMI Patent Rights pursuant to this Section 5.1.

5.2 Notices of Infringement.

(a) Each Party shall give the other Party notice of any actual or suspected infringement of GMI Patent Rights in the Territory that comes to the Party’s attention. The notice requirements of this Section 5.2(a) shall be limited to those circumstances where the actual or suspected infringement, is with respect to the manufacture, use, sale, import or offering for sale of Licensed Product in the Field.

(b) With respect to the alleged infringement by a Third Party of GMI Patent Rights by making, using, selling, importing or offering for sale a Licensed Product in the Field in the Territory (a “Product Infringement”), as between GMI and Pfizer, Pfizer will have the first right (but not the obligation) to bring any infringement action or proceeding against such Product Infringement, at the cost and expense of Pfizer, by counsel of its own choice. GMI will have the right, at its own cost and expense, to be represented in any such action by counsel of its own choice, but Pfizer shall control such infringement action.

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(c) For any action pursuant to Section 5.2(b) to terminate any Product Infringement of GMI Patent Rights that Pfizer is entitled to bring, in the event that Pfizer is unable to initiate or prosecute such action solely in its own name, GMI will join such action voluntarily and will execute all documents necessary for Pfizer to initiate litigation to prosecute and maintain such action. In connection with any action, Pfizer and GMI will cooperate fully and will provide each other with any information or assistance that the other may reasonably request, at the expense of the enforcing Party. Pfizer will have the right to control such action, including the settlement thereof, provided, however, that Pfizer shall not settle or compromise any claim or proceeding that adversely affects the scope, validity or enforceability of any GMI Patent Right licensed to Pfizer unless agreed to in writing by both Parties, which consent shall not be unreasonably withheld. Any damages or other monetary awards recovered pursuant to any suit, proceeding or other legal action taken under this Section 5.2 will be allocated first to the costs and expenses of Pfizer, and second to the costs and expenses (if any) of GMI that were not otherwise reimbursed, with any remaining amounts (if any) to be allocated to Pfizer and such remaining amount shall be Net Sales subject to royalty under this Agreement.

(d) Each Party shall inform the other Party of any certification regarding any GMI Patent Rights in the United States it has received pursuant to either 21 U.S.C. §§355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions or any similar provisions in the Territory and shall provide the other Party with a copy of such certification within ten (10) Business Days of receipt. Pfizer’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in Section 5.2(b), and (c).

(e) In the event that a Third Party files a declaratory judgment action or any other type of action or proceeding with respect to any GMI Patent Rights against either Party or both Parties in the Territory, such Party shall provide written notice thereof to the other Party within ten (10) Business Days thereafter. Pfizer shall have the first right within its sole discretion, but not the obligation, to control the defense thereof with attorneys selected by Pfizer, at the cost and expense of Pfizer. Pfizer shall not settle or compromise such an action or proceeding in a manner that materially adversely affects the scope, validity or enforceability of any GMI Patent Rights in the Territory without the written consent of GMI, which consent shall not be withheld unreasonably. If Pfizer is unable to defend such action solely in its own name, GMI shall join such action voluntarily and shall execute and cause its Affiliates and sublicensees to execute all documents necessary for Pfizer to defend such action. Pfizer shall keep GMI reasonably informed of the course of such action.

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5.3 Extensions. The Parties shall discuss with each other obtaining any patent term extension, such as extension under 35 U.S.C. § 156, patent term restoration or supplemental protection certificates or their equivalents in any country in the Territory with respect to any patent term extension regarding GMI Patent Rights, in each case that contain a claim that would be infringed by manufacture, use, importation, offer for sale or sale of a Licensed Product in the Field. Pfizer shall have the right to make the election in its sole discretion with respect to GMI Patent Rights and GMI shall abide by such election with respect to GMI Patent Rights and, if requested by Pfizer, cooperate with Pfizer to supply information and assistance useful in obtaining patent term extension.

Article 6 CONFIDENTIALITY; PUBLICATION

6.1 Confidential Information.

(a) All information including Know-How disclosed by one Party to the other Party hereunder shall be considered confidential information of the disclosing Party (“Confidential Information”). Subject to Sections 6.1(b) and (c), each Party agrees that (i) during the Term and for [* * *] ([* * *]) years after the Term it will keep confidential, and will cause its Affiliates to keep confidential, all of the other Party’s Confidential Information, (ii) each Party and its respective Affiliates shall use any Confidential Information only as expressly permitted in this Agreement; (iii) it shall take such action, and to cause its Affiliates to take such action, to preserve the confidentiality of the other Party’s Confidential Information as it would customarily take to preserve the confidentiality of its own similar types of confidential information, but in no event less than reasonable care and (iv) no Party shall disclose such Confidential Information to any Third Parties under any circumstance without the prior written consent of the other Party, except to the extent that such Confidential Information:

(i) is known by the receiving Party at the time of its receipt, and not through a prior disclosure by the disclosing Party, as documented by the receiving Party’s business records;

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(ii) is or becomes part of the public domain through no fault of the receiving Party;

(iii) is subsequently disclosed to the receiving Party by a Third Party who may lawfully do so and is not under an obligation of confidentiality to the disclosing Party; or

(iv) is developed by the receiving Party independently of information received from the disclosing Party, as documented by the receiving Party’s business records.

(b) Notwithstanding the obligations in Section 6.1(a), Pfizer has the right to use and permit a Third Party to use the Confidential Information of GMI that is licensed to Pfizer pursuant to the license and rights granted to Pfizer under this Agreement. In addition, Pfizer may disclose the Confidential Information of GMI, if such disclosure: (i) is made by Pfizer, its Affiliates or Sublicensees to a Regulatory Authority in order to gain or maintain approval to conduct clinical trials of Licensed Product or to market Licensed Product in the Territory, in which case Pfizer, its Affiliate or Sublicensee shall request confidential treatment thereof to the extent permitted by applicable law, rule or regulation; (ii) is under an obligation of confidentiality and is made by Pfizer to Sublicensees, Affiliates, agents, consultants, or other Third Parties, in each case for the research, development, manufacturing or commercialization of Licensed Product in the Field and/or is made by Pfizer in connection with a permitted assignment of this Agreement, or a licensing transaction related to Licensed Product in the Field, which obligation of confidentiality provides that the Third Party agrees to be bound by confidentiality and non-use obligations substantially similar to those contained in Article 6 of this Agreement, and that such information will only be used for the applicable purpose; (iii) is in connection with filing or prosecuting GMI Patent Rights or trademark rights by Pfizer as permitted by this Agreement but only after the consent of GMI which shall not be unreasonably withheld, (iv) is in connection with prosecuting or defending litigation by Pfizer as permitted by this Agreement, (v) is in connection with posting results of and other information about clinical trials to clincialtrials.gov or PhRMA websites, and (vi) is necessary or desirable by Pfizer in order to enforce its rights under this Agreement; provided that in the case of any such disclosure pursuant to subparts (iv) and (vi), to the extent that Pfizer is not prohibited by applicable law

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from doing so, Pfizer shall promptly inform GMI of the proposed disclosure in order to provide GMI an opportunity to challenge or limit the disclosure obligations. GMI may disclose information received from Pfizer under this Agreement that is Confidential Information of Pfizer (i) to Regulatory Authorities in order to respond to inquiries, requests or investigations relating to this Agreement; (ii) to the extent necessary or desirable in order to enforce its rights under this Agreement; (iii) in connection with an assignment of this Agreement or (iv) in connection with a potential or completed loan, financing or investment in GMI or Change of Control of GMI, provided that in the case of any such disclosure pursuant to subpart (ii), to the extent that GMI is not prohibited by applicable law from doing so, GMI shall promptly inform Pfizer of the proposed disclosure in order to provide Pfizer an opportunity to challenge or limit the disclosure obligations; and provided further that such disclosure by GMI under subparts (iii) and (iv) is under confidentiality and non-use provisions substantially similar to those of GMI under Article 6 of this Agreement and that such information will only be used for the purposes of such transaction; and provided, further, that GMI may disclose the following information in the normal conduct of its business: (A) the amount of the payment received pursuant to Section 4.1(a), (B) the total amounts of all payments potentially payable under Section 4.1 (but not any individual amount or subtotal amount thereunder), and (C) the fact that Pfizer may pay “tiered, double-digit” royalties to GMI hereunder; provided, however, that any press release regarding this Agreement or events occurring hereunder shall in any event be subject to Section 6.4.

(c) If a Party is required by law or regulation (including, without limitation, regulations of the Securities and Exchange Commission and the U.S. Food and Drug Administration) or judicial or administrative process to disclose Confidential Information that is subject to the non-disclosure provisions of this Section 6.1, to the extent that such Party is not prohibited by applicable law from doing so, such Party shall promptly inform the other Party of the disclosure that is being sought in order to provide the other Party an opportunity to challenge or limit the disclosure obligations. Confidential Information that is disclosed by law or regulation or judicial or administrative process shall remain otherwise subject to the confidentiality and non-use provisions of this Section 6.1, and the Party disclosing Confidential Information pursuant to law or court order shall, except where impracticable, take all steps reasonably necessary, including without limitation obtaining an order of confidentiality, to ensure the continued confidential treatment of such Confidential Information.

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6.2 Publication.

(a) Without limiting any rights or obligations of the Parties under Sections 6.1, 6.2(b), 6.2(c) and 6.3, during the Term, each Party shall submit to the other Party (the “Non-Disclosing Party”) for review and approval any proposed academic, scientific and medical publication or public presentation which contains the Non-Disclosing Party’s Confidential Information. In addition, GMI shall submit to Pfizer for review and approval any proposed publication or public presentation relating to the Compounds, Licensed Products or any pre-clinical or clinical studies conducted by or on behalf of GMI with respect thereto. In both instances, such review and approval will be conducted for the purposes of preserving the value of each Party’s Patent Rights and Know-How, the rights granted to Pfizer hereunder and determining whether any portion of the proposed publication or presentation containing the Non-Disclosing Party’s Confidential Information should be modified or deleted. Written copies of such proposed publication or presentation required to be submitted hereunder shall be submitted to the Non-Disclosing Party no later than thirty (30) days before submission for publication or presentation. The Non-Disclosing Party shall provide its comments with respect to such publications and presentations within fifteen (15) Business Days after its receipt of such written copy from the other Party. The review period may be extended for an additional thirty (30) days in the event the Non-Disclosing Party can demonstrate reasonable need for such extension including for the preparation and filing of patent applications. GMI and Pfizer will each comply with standard academic practice regarding authorship of scientific publications and recognition of contribution of other parties in any publication. For the sake of clarity, (1) Pfizer shall have the right, subject to GMI’s rights of review as set forth above, to include in its academic, scientific and medical publications and public presentations any pre-clinical and clinical data and results relating to any Licensed Product or Compound, including without limitation any such data and results provided to Pfizer under Section 2.3 and data and results of the Ongoing Clinical Study, (2) subject to Section 6.2(b) GMI shall not include in its academic, scientific and medical publications and public presentations any pre-clinical and clinical data and results relating to any

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Licensed Product or Compound, including without limitation any such data and results provided to Pfizer under 2.3 and data and results of the Ongoing Clinical Study, without Pfizer’s prior written consent, such consent not to be unreasonably withheld, and (3) Pfizer’s obligation to submit any publication to GMI for review and approval under this Section 6.2(a) shall not apply to any publication which does not contain GMI’s Confidential Information.

(b) Pfizer understands that there are rights to publish under existing agreements between GMI and Third Parties which are subject to certain restrictions, and nothing in this Section 6.2 shall limit such publication rights pursuant to such agreements; provided, however that GMI, to the extent practicable in light of such restrictions, shall provide Pfizer with the opportunity to review and comment on such publications as set forth above.

(c) Except as permitted by Section 6.1, Pfizer shall not have the right to publish or disclose Confidential Information of GMI pursuant to Section 6.2(a) that is not pre-clinical data and/or clinical data or results without the written consent of GMI.

6.3 Disclosure of the Agreement.

(a) Neither Party shall disclose the terms of this Agreement, except either Party shall be permitted to disclose the terms of this Agreement to the extent required, in the reasonable opinion of such Party’s legal counsel, to comply with applicable laws, rules or regulations, including without limitation the rules and regulations promulgated by the United States Securities and Exchange Commission (“SEC”) or any other governmental agency. Notwithstanding the foregoing, before disclosing this Agreement or any of the terms hereof pursuant to this Section 6.3(a), the Parties shall allow at least fifteen (15) days for the other Party to review the disclosure of the terms of this Agreement for which confidential treatment will be sought in making any such disclosure. If a Party wishes to disclose this Agreement or any of the terms hereof in accordance with this Section 6.3(a), such Party agrees, at its own expense, to the extent available to seek confidential treatment of the portions of this Agreement or such terms as may be reasonably requested by the other Party, provided that the disclosing Party shall always be entitled to make such disclosure even if such treatment is or cannot be obtained from the governmental agency or authority.

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(b) Either Party may also disclose the terms of this Agreement in confidence to (i) its Affiliates, attorneys, consultants and advisors, (ii) in connection with a potential Change of Control, to potential acquirors (and their respective professional advisors), (iii) as a part of their due diligence investigations, to or existing and potential investors or lenders (and their respective professional advisors) of such Party, or (iv) to permitted assignees, in each of the foregoing cases under an agreement to keep the terms of this Agreement confidential under terms of confidentiality and non-use substantially similar to the terms contained in Article 6 of this Agreement and to use such confidential information solely for the purpose permitted pursuant to this Section 6.3(b). Notwithstanding the foregoing, if GMI after exerting reasonable efforts cannot obtain an agreement of confidentiality as to this Agreement in connection with a financing and/or public offering, GMI shall have the right to disclose this Agreement and/or the terms thereof without an obligation of confidentiality; provided that GMI provides written notice to Pfizer at least five (5) Business Days prior to such disclosure and [* * *] until in GMI’s reasonable judgment such disclosure should be made by GMI.

6.4 Press Releases. The public announcement of the execution of this Agreement is set forth Schedule 6.4 attached hereto and GMI shall be permitted to distribute such public announcement upon execution hereof by both Parties. Subject to the foregoing provisions of this Article 6, GMI or Pfizer may issue subsequent press releases with respect to events that occur pursuant to this Agreement with the consent of the other Party, which consent shall not be unreasonably withheld; provided that each Party shall allow the other Party [* * *] days to review the proposed press release prior to providing its consent for the issuance of the press release.

Article 7 REPRESENTATIONS AND WARRANTIES;

ADDITIONAL COVENANTS

7.1 Representations and Warranties by GMI. As of the Effective Date, GMI represents and warrants to Pfizer that:

(a) it has the right to grant the rights and licenses granted to Pfizer under this Agreement, and pursuant to this Agreement, Pfizer has been granted such rights and licenses;

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(b) to its Knowledge, the granted patents encompassed within the GMI Patent Rights of Exhibit A are valid and enforceable, and no Third Party has challenged or threatened to assert a challenge to the validity or enforceability of the GMI Patent Rights of Exhibit A (including by way of example through the institution or written threat of institution of interference, nullity or similar invalidity proceedings before the United Stated Patent and Trademark Office or any analogous foreign entity);

(c) to its Knowledge, the manufacture, use, sale, offer to sell, importation or exploitation by GMI or Pfizer (or their respective Affiliates) of any Licensed Product or Compound as formulated and manufactured as of the Effective Date does not infringe any issued patent of a third party;

(d) Exhibit A contains a complete and correct list of all GMI Patent Rights;

(e) it is the sole owner of all the GMI Patent Rights, free of any lien, encumbrance, charge, security interest, mortgage or other similar restriction. No Person (including any Affiliate of GMI) has any right, interest or claim in or to, and neither GMI nor any of its Affiliates has entered into any agreement granting any right, interest or claim in or to, any GMI Patent Rights or GMI Know-How, except for the rights granted to Third-Party service providers or investigators solely to conduct the On Going Clinical Trial and the other studies as listed on Schedule 2.1 (which rights do not include the right to practice or use the GMI Patent Rights or GMI Know-How to manufacture, commercially distribute or sell the Compound and/or Licensed Product). All inventors of the GMI Patent Rights have assigned to GMI their rights in such GMI Patent Rights and all such assignments are valid and enforceable;

(f) it has complied in all material respects with all applicable Laws in connection with the filing, prosecution and maintenance of the GMI Patent Rights of Exhibit A;

(g) there is no action, claim, demand, suit, proceeding, arbitration, grievance, citation, summons, subpoena, inquiry or investigation of any nature, civil, criminal, regulatory or otherwise, in law or in equity, pending or, to the Knowledge of GMI, threatened against GMI, any of its Affiliates or, to the Knowledge of GMI, any Third Party, in each case in connection with the GMI Patent Rights of Exhibit A, GMI Know-How, the Compounds or the Licensed Products or relating to the transactions contemplated by this Agreement;

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(h) all necessary consents, approvals and authorizations of all government authorities and other entities or persons required to be obtained by GMI as of the Effective Date in connection with the execution, delivery and performance of this Agreement and the granting of the rights and licenses granted under this Agreement have been obtained;

(i) no Person, including but not limited to any holder of GMI’s Series A-1 Preferred Stock or any investor in any other round of financing of GMI, has any option or other right to negotiate any license, option, collaboration, joint venture, sale or any similar transaction with GMI with respect to the Compound or Licensed Product in the Territory except as listed in Schedule 7.1; provided that, as of the Effective Date, GMI has the right to grant the license granted to Pfizer under this Agreement free and clear of any such option and/or other right of any Person set forth in Schedule 7.1 and after the Effective Date any Person set forth in Schedule 7.1 has no further option or right to negotiate any license, option, collaboration, joint venture, sale or any similar transaction with GMI with respect to the Compound or Licensed Product in the Territory;

(j) to its Knowledge, GMI has not used in any capacity the services of any person or entity debarred under Section 306 of the Federal Food, Drug and Cosmetic Act in connection with the research, development or manufacture of Product;

(k) None of the rights of GMI or its Affiliates under the GMI Patent Rights of Exhibit A were developed with federal funding from the United States government or any other Governmental Authority;

(l) None of the GMI Patent Rights of Exhibit A have been licensed from a Third Party;

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(m) GMI has heretofore disclosed to Pfizer all material scientific and technical information and all information relating to safety and all material information relating to efficacy, in each case with respect to any Compound or Licensed Product, and in each case that is known to GMI;

(n) GMI has heretofore disclosed to Pfizer all material correspondence and contact information between GMI and the FDA and any other Regulatory Authorities regarding the Compounds or the Licensed Products;

(o) it is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the right, power and authority to enter into this Agreement and to make the promises set forth in this Agreement;

(p) it has taken all necessary action on its part, including but not limited to action required by Law, its certificate of incorporation, by-laws or other organizational documents or any agreement to which it is party or to which it may be subject, required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(q) it has duly executed and delivered this Agreement and, assuming due delivery and execution by Pfizer, this Agreement constitutes a legal, valid and binding obligation of GMI, enforceable against GMI in accordance with its terms; except to the extent that such enforceability may be limited by bankruptcy, insolvency, or other similar laws relating to creditors’ rights generally; and

(r) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to its Knowledge, violate any Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

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7.2 Representations and Warranties by Pfizer. As of the Effective Date, Pfizer represents, and warrants to GMI that:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the right, power and authority to enter into this Agreement and to make the promises set forth in this Agreement;

(b) it has taken all necessary action on its part, including but not limited to action required by Law, its certificate of incorporation, by-laws or other organizational documents or any agreement to which it is party or to which it may be subject, required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder;

(c) it has duly executed and delivered the Agreement, and assuming due delivery and execution by GMI this Agreement constitutes a legal, valid and binding obligation of Pfizer, enforceable against Pfizer in accordance with its terms; except to the extent that such enforceability may be limited by bankruptcy, insolvency, or other similar laws relating to creditors’ rights generally; and

(d) the execution, delivery and performance of this Agreement do not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor to its Knowledge, violate any Law or regulation of any court, governmental body or administrative or other agency having jurisdiction over it.

7.3 LIMITATIONS. EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, NEITHER GMI NOR PFIZER MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WITH RESPECT TO THE SUBJECT MATTER OF THIS AGREEMENT AND EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS ARTICLE 7, EACH PARTY HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE AND ANY WARRANTY OR REPRESENTATION REGARDING CLINICAL EFFECTIVENESS OF LICENSED PRODUCT OR THAT ANY PATENT APPLICATION WILL BE GRANTED OR THAT A LICENSED PRODUCT CAN BE SUCCESSFULLY DEVELOPED OR COMMERCIALIZED.

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7.4 Additional Covenants.

(a) Compliance with Laws. Each of GMI and Pfizer shall conduct, and shall use reasonable efforts to cause its Affiliates to conduct, all its activities contemplated under this Agreement in accordance with all applicable Laws of the country in which such activities are conducted.

(b) Reasonable Access. From and after the Effective Date, GMI shall, upon reasonable notice from Pfizer, provide Pfizer and its agents and representatives with reasonable access, during regular business hours, to (i) all information concerning Compounds, Licensed Products and/or GMI Patent Rights, and (ii) all employees of GMI who possess any information described in clause (i) of this Section 7.4(b), in each case to the extent reasonably necessary to allow Pfizer to exercise its rights or carry out its obligations under this Agreement.

7.5 Exclusion of Certain Damages. Except with respect to an obligation of either Party to indemnify the other hereunder, neither Party shall be liable to the other for consequential, incidental, indirect or punitive damages arising from the performance or nonperformance of such Party under this Agreement whether such claim is based on contract, tort (including negligence) or otherwise, even if an authorized representative of such Party is advised of the possibility or likelihood of same.

Article 8 INDEMNITY

8.1 Indemnification by Pfizer. Pfizer agrees to defend, indemnify and hold harmless GMI and its Affiliates and their respective directors, officers and employees (individually and collectively, the “GMI Indemnitee(s)”) from and against any and all costs, expenses, claims, losses, liabilities, damages, fines, royalties, governmental penalties or punitive damages, deficiencies, interest, settlement amounts, awards, and judgments, including any and all reasonable, out-of-pocket costs and expenses properly incurred as a result of a claim (including reasonable, out-of-pocket attorneys’ fees and all other expenses reasonably incurred in investigating, preparing or defending any litigation or proceeding, commenced or threatened), in each case, net of any insurance recovery received as a result of such cost (collectively, “Losses”)

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resulting from any claims, demands, actions or other proceedings by any Third Party to the extent arising from (a) the research, development, testing, manufacture, use, handling, storage, commercialization, marketing, sale or other disposition of Licensed Products by or on behalf of Pfizer or any of its Affiliates or Sublicensees in the Territory during the Term or thereafter pursuant to Section 9.1 or 9.10 of this Agreement, or (b) the use of Licensed Products that were sold or distributed by or on behalf of Pfizer or any of its Affiliates or Sublicensees during the Term or thereafter pursuant to Section 9.1 or 9.10 of this Agreement, or (c) the negligence, recklessness or intentional misconduct or unlawful act of Pfizer or its Affiliates or Sublicensees in exercising rights and/or carrying out activities under this Agreement or the licenses granted under this Agreement, or (d) a breach of a representation, warranty or covenant made by Pfizer under this Agreement.

8.2 Indemnification by GMI. GMI agrees to defend, indemnify and hold harmless Pfizer, and its Affiliates, and their directors, officers and employees (individually and collectively, the “Pfizer Indemnitee(s)”) from and against all Losses resulting from any claims, demands, actions or other proceedings by any Third Party to the extent arising from (a) the research, development or commercialization of the Compounds or Licensed Products by or on behalf of GMI or its Affiliates or licensees prior to the Effective Date or subsequent to the Effective Date and prior to completion of the Ongoing Clinical Trial, (b) the research, development or commercialization after termination of this Agreement of any Compounds or Licensed Product by or on behalf of GMI or its Affiliates, where such Compound or Licensed Product was researched, developed or commercialized pursuant to the license granted to GMI under Section 9.5 or with the use of any of the information, documents or other materials transferred to GMI pursuant to Section 9.5(e), (c) the use of Licensed Products that were sold or distributed by or on behalf of GMI or any of its Affiliates prior to the Effective Date, or subsequent to the Effective Date and prior to completion of the Ongoing Clinical Trial, (d) the use of Licensed Products sold or distributed by or on behalf of GMI or any of its Affiliates after termination of this Agreement, where such Compound or Licensed Product was researched, developed or commercialized pursuant to the license granted to GMI under Section 9.5 or with the use of any of the information, documents or other materials transferred to GMI pursuant to

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Section 9.5(e), or (e) the negligence, recklessness or intentional misconduct or unlawful act of GMI or its Affiliate in exercising rights and/or carrying out activities under this Agreement or pursuant to the rights granted by Pfizer to GMI pursuant to Section 9.6 of this Agreement, or (d) a breach of representation, warranty or covenant made by GMI under this Agreement.

8.3 Indemnitee/Indemnifying Party. Each of the Pfizer Indemnitee and GMI Indemnitee shall be an “Indemnitee” for the purpose of this Article 8, and the Party that is obligated to indemnify the Indemnitee under Section 8.1 or Section 8.2 shall be the “Indemnifying Party.”

8.4 Defense Procedures; Procedures for Third Party Claims. In the event that any Third Party (in no event to include any Affiliate of any of the parties) asserts a claim with respect to any matter for which an Indemnitee is entitled to indemnification hereunder (a “Third Party Claim”), then the Indemnitee shall promptly notify the Indemnifying Party thereof; provided, however, that no delay on the part of the Indemnitee in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then only to the extent that) the Indemnifying Party is prejudiced thereby.

(a) The Indemnifying Party shall have the right, exercisable by notice to the Indemnitee within ten (10) Business Days after receipt of notice from the Indemnitee of the commencement of or assertion of any Third Party Claim, to assume direction and control of the defense, litigation, settlement, appeal or other disposition of the Third Party Claim (including the right to settle the claim solely for monetary consideration) with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnitee; provided that (i) the Indemnifying Party has sufficient financial resources, in the reasonable judgment of the Indemnitee, to satisfy the amount of any adverse monetary judgment that is sought, (ii) the Third Party Claim seeks solely monetary damages and (iii) the Indemnifying Party expressly agrees in writing that as between the Indemnifying Party and the Indemnitee, the Indemnifying Party shall be solely obligated to satisfy and discharge the Third Party Claim in full (the conditions set forth in clauses (i), (ii) and (iii) above are collectively referred to as the “Litigation Conditions”).

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(b) Within ten (10) Business Days after the Indemnifying Party has given notice to the Indemnitee of its exercise of its right to defend a Third Party Claim, the Indemnitee shall give notice to the Indemnifying Party of any objection thereto based upon the Litigation Conditions. If the Indemnitee reasonably so objects, the Indemnitee shall continue to defend the Third Party Claim, at the expense of the Indemnifying Party, until such time as such objection is withdrawn. If no such notice is given, or if any such objection is withdrawn, the Indemnifying Party shall be entitled, at its sole cost and expense, to assume direction and control of such defense, with counsel selected by the Indemnifying Party and reasonably acceptable to the Indemnitee. During such time as the Indemnifying Party is controlling the defense of such Third Party Claim, the Indemnitee shall cooperate, and shall cause its Affiliates and agents to cooperate upon request of the Indemnifying Party, in the defense or prosecution of the Third Party Claim, including by furnishing such records, information and testimony and attending such conferences, discovery proceedings, hearings, trials or appeals as may reasonably be requested by the Indemnifying Party. In the event that the Indemnifying Party does not satisfy the Litigation Conditions or does not notify the Indemnitee of the Indemnifying Party’s intent to defend any Third Party Claim within ten (10) Business Days after notice thereof, the Indemnitee may (without further notice to the Indemnifying Party) undertake the defense thereof with counsel of its choice and at the Indemnifying Party’s expense (including reasonable, out-of-pocket attorneys’ fees and costs and expenses of enforcement or defense). The Indemnifying Party or the Indemnitee, as the case may be, shall have the right to join in (including the right to conduct discovery, interview and examine witnesses and participate in all settlement conferences), but not control, at its own expense, the defense of any Third Party Claim that the other Party is defending as provided in this Agreement.

(c) The Indemnifying Party shall not, without the prior consent of the Indemnitee, enter into any compromise or settlement that commits the Indemnitee to take, or to forbear to take, any action. The Indemnitee shall have the sole and exclusive right to settle any Third Party Claim, on such terms and conditions as it deems reasonably appropriate, to the extent such Third Party Claim involves equitable or other non-monetary relief, but shall not have the right to settle such Third Party Claim to the extent such Third Party Claim involves monetary damages without the prior written consent of the Indemnifying Party. Each of the Indemnifying Party and the Indemnitee shall not make any admission of liability in respect of any Third Party Claim without the prior consent of the other party, and the Indemnitee shall use reasonable efforts to mitigate losses arising from the Third Party Claim.

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(d) Notwithstanding the foregoing, the Indemnitee may be represented by separate counsel of its choosing at the cost and expense of the Indemnifying Party if a conflict of interest exists such that the counsel selected by the Indemnifying Party cannot simultaneously represent the Indemnitee.

8.5 LIMITATIONS. IN NO EVENT SHALL ANY PARTY OR ANY OF ITS RESPECTIVE AFFILIATES BE LIABLE UNDER THIS AGREEMENT FOR SPECIAL, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, NEGLIGENCE, STRICT LIABILITY OR OTHERWISE, WITH RESPECT TO ACTIVITIES UNDER OR IN CONNECTION WITH THIS AGREEMENT SUFFERED BY PFIZER, GMI OR ANY OF THEIR RESPECTIVE REPRESENTATIVES, EXCEPT (A) FOR PURPOSES OF INDEMNIFICATION PURSUANT TO THIS ARTICLE 8, OR (B) IN THE EVENT OF AN INTENTIONAL OR WILLFUL BREACH IN BAD FAITH OF ANY REPRESENTATION, WARRANTY, COVENANT OR AGREEMENT BY GMI OR PFIZER (AS THE CASE MAY BE) CONTAINED IN THIS AGREEMENT; PROVIDED THAT THIS SECTION SHALL NOT RELIEVE EITHER PARTY FROM ITS PAYMENT OBLIGATIONS UNDER THIS AGREEMENT.

Article 9 TERM AND TERMINATION

9.1 Term. The term of this Agreement shall be effective as of the Effective Date and shall continue in effect until the earlier of (i) termination of this Agreement under this Article 9 or (ii) expiration of all royalty payment obligations hereunder (the “Term”). Upon expiration (but not termination of this Agreement), the licenses granted to Pfizer under Section 2.1 of this Agreement shall become a fully paid-up, irrevocable, royalty-free, perpetual license.

9.2 Termination at Will. Notwithstanding anything contained herein to the contrary, Pfizer shall have the right to terminate this Agreement in its sole discretion in its entirety by giving [* * *] ([* * *]) days prior written notice to GMI.

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9.3 Termination for Breach. In addition to the termination provision of Section 9.2, this Agreement may be terminated at any time during the Term by a Party if the other Party materially breaches or materially defaults in the performance or observance of an obligation under this Agreement. A written notice of such breach shall be sent by a Party to the other Party and the written notice shall specify the breach, and if such written notice has been given and the applicable Party has not cured a payment breach by making a payment within [* * *] ([* * *]) days of the written notice or has not cured a breach that is not a payment breach within [* * *] ([* * *]) days of the written notice, then by prompt further written notice to the breaching party after the expiration of the applicable period without cure, the notifying Party may terminate this Agreement. For the avoidance of doubt, material breaches that may permit termination under this Section 9.3 by the non-breaching Party include, without limitation, uncured material failures to make payments when due and uncured material breaches under Section 2.1, 2.3, 3.1(a), 3.2(a), Article 6, Article 7, Article 8 and Article 10 of this Agreement.

9.4 Termination for Insolvency. Each Party shall have the right to terminate this Agreement upon written notice (a) if voluntary or involuntary proceedings by or against the other Party are instituted in bankruptcy or under any insolvency law, or a receiver or custodian is appointed for the other Party, or proceedings are instituted by or against the other Party for corporate reorganization or the dissolution or liquidation of the other Party under the U.S. Bankruptcy Code, which proceedings, if involuntary, shall not have been dismissed within [* * *] ([* * *]) days after the date of filing, or if the other Party makes an assignment for the benefit of creditors, or substantially all of the assets of the other Party are seized or attached and not released within [* * *] ([* * *]) days thereafter, or (b) upon the voluntary liquidation, dissolution, winding up or cessation of business by the other Party other than in connection with a permitted assignment of this Agreement.

9.5 Consequences of Termination. Upon (i) termination of this Agreement by GMI or (ii) termination of this Agreement by Pfizer in accordance with Section 9.2:

(a) Except as expressly set forth herein, including in Section 9.13, all rights and licenses granted to Pfizer under this Agreement shall terminate and neither Pfizer nor its Affiliates shall research, develop, market, sell or otherwise commercialize a Licensed Product and/or Compound.

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(b) Subject to Section 9.5(c), upon written notice from GMI, Pfizer agrees to grant to GMI as of the date of such termination of this Agreement a non-exclusive license, with the right to sublicense, to research, develop, make, have made, use, export, import, offer to sell, sell and commercialize Compounds and Licensed Products in the Reference Forms, in the Field in the Territory under Pfizer Patent Rights and Pfizer Know-How, and upon such written notice such license shall be automatically granted without any further action by Pfizer or GMI.

(c) In the event that Pfizer Patent Rights and/or Pfizer Know-How are licensed to Pfizer by a Third Party, and such Pfizer Patent Rights and/or Pfizer Know-How are reasonably required by GMI to make, have made, use, sell, offer to sell, import, export, research, develop and/or commercialize Compounds and/or Licensed Products and Pfizer has the right to grant a sublicense thereunder to GMI when this Agreement is terminated, Pfizer shall notify GMI of such Pfizer Patent Rights and Pfizer Know-How, and then at the request of GMI, Pfizer shall grant to GMI such a sublicense to the fullest extent permitted under the license under which the sublicense is granted and subject to the terms, conditions and requirements thereof to make, have made, use, sell, offer to sell, import, export, research, develop and/or commercialize Compounds and Licensed Products to the same extent and as set forth in Section 9.5(b). Such sublicense shall be granted in a separate agreement without additional consideration to Pfizer, provided that GMI [* * *].

(d) In the event that at the date of such termination Pfizer or its Affiliate or their supplier is responsible for manufacturing a Licensed Product and/or Compounds for the purposes of conducting clinical trials and/or for commercializing a Licensed Product in the Territory, then upon GMI’s written request until the earlier of (A) the date that GMI obtains an alternative supply thereof or (B) (i) with respect to the supply of the Licensed Product and/or Compounds prior to Regulatory Approval in a country in the Territory, [* * *], and (ii) with respect to the supply of the Licensed Product and/or Compounds for commercial sale after Regulatory Approval (and Pricing Approval, if applicable), [* * *], at GMI’s option, Pfizer shall supply such Licensed Product and Compounds to GMI at Pfizer’s or its Affiliate’s cost for such

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Licensed Product and/or Compounds (and in the case where Pfizer or its Affiliate manufactures such Licensed Product and/or Compounds, such cost shall be [* * *] percent ([* * *]%) of Pfizer’ or its Affiliate’s fully-burdened manufacturing cost for such Licensed Product and/or Compounds); provided however, if there are restrictions in an agreement between Pfizer or an Affiliate of Pfizer and a Third Party governing the manufacture or supply of such Licensed Product and/or any such Compound that would limit the amount of such Licensed Product and/or any such Compound that could be supplied to GMI or that would preclude the period from being up until [* * *], then the limits in such agreement as to the amount of such Licensed Product and/or any such Compound that could be supplied shall govern and such period shall be up to as long a time as permitted under such agreement, and further provided that if Pfizer or its Affiliate is manufacturing the Compound and/or Licensed Product, Pfizer shall not be obligated to manufacture and supply such Compound and/or Licensed Product in amounts that exceed the amounts of such Compound and/or Licensed Product which were being manufactured by Pfizer or its Affiliate as of the date of termination. Notwithstanding the foregoing, in the event that Pfizer is obtaining supplies from a Third Party, the Parties shall meet and discuss in good faith whether it is possible to assign the Third Party agreements to GMI.

(e) Upon the request of GMI, Pfizer shall transfer to GMI, at the cost and expense of Pfizer, clinical data from any Additional Phase II Clinical Trial and any Phase III Clinical Trial of a Licensed Product, all marketing authorizations, INDs and other regulatory filings and Regulatory Approvals in the Territory for any Licensed Product that is being developed and/or commercialized by Pfizer or its Affiliates as of the date of such termination. For the avoidance of doubt, Pfizer will transfer ownership of the items described in the preceding sentence, together with the privileges, benefits and obligations associated with the ownership of such items. In the event that in any country such transfer is not legally possible, Pfizer shall (and shall cause its Affiliates) to take all reasonable actions that are permitted by the applicable Regulatory Authority to permit GMI to also have the benefit of the relevant marketing authorizations, INDs and other regulatory filings and Regulatory Approvals in the applicable country that exist at the time of termination for any such Licensed Product in the applicable country, including allowing GMI to cross-reference data and information on file with the

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Regulatory Authority in the applicable country, and to this end, Pfizer itself consents to and shall cause its Affiliates to consent to such Regulatory Authority cross-referencing to the data and information on file with such Regulatory Authority to the extent that it exists at the time of such termination as may be necessary to facilitate the granting of permitted second marketing authorizations, INDs, regulatory filings and Regulatory Approvals in applicable country to GMI. In addition, upon GMI’s request, Pfizer will provide GMI for use by GMI with (a) copies of human clinical experience databases as updated following completion or termination of any ongoing trials, (b) copies of completed and final clinical study reports, (c) clinical trial master files (or equivalent), (d) copies of completed and final non-clinical study reports used to support Regulatory Approvals, (e) copies of material documents filed with a Regulatory Authority in connection with marketing authorizations, INDs and other regulatory filings and Regulatory Approvals in the applicable country that exist at the time of termination, (f) copies of correspondence with Regulatory Authorities, and (g) copies of any then-existing documentation and technical information, in the form and format in which such materials are maintained by Pfizer in the ordinary course of its business, that are necessary for the manufacture of the Licensed Product in the Reference Forms, which documentation and technical information shall include (1) copies of flow charts of the manufacturing procedures and work instructions related to manufacturing of the Licensed Product in the Reference Forms, (2) a list of all equipment, including the source of the equipment, utilized in the production of the Licensed Product in the Reference Forms, (3) copies of all current specifications for the Licensed Product in the Reference Forms, (4) copies of all standard operating procedures for the manufacturing procedures to be transferred, and (5) all environmental conditions necessary for the manufacture of the Licensed Product in the Reference Forms and copies of any existing external environmental impact studies based on the materials or methods employed in the manufacturing method to be transferred, in each case that relates to a Licensed Product in the Reference Forms and that is in the possession or control of Pfizer (including information controlled by Pfizer but in the possession of a Third Party). Pfizer shall bear its costs and expenses for the transfer described in this Section 9.5(e), subject to a limit of [* * *] of meetings and an additional [* * *], and any additional support to be provided by Pfizer shall be provided on a person-hour basis at a

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rate and for a number of hours that will be agreed upon in advance between GMI and Pfizer, provided that GMI shall be responsible for any out-of-pocket expenses incurred by Pfizer in connection with any such transfer to the extent Pfizer notifies GMI of such expenses prior to incurring them and GMI agrees to reimburse such expenses to Pfizer (and if GMI does not agree to reimburse such expenses to Pfizer, Pfizer shall not be obligated to incur any such out-of-pocket expenses in connection with any such transfer).

(f) Pfizer agrees to assign and hereby assigns to GMI all right, title and interest in and to any and all trademarks that are owned by Pfizer and that prior to termination have been and/or are being used at termination with respect to Licensed Product.

9.6 Certain Payments after Termination. Notwithstanding anything to the contrary herein, in the event that (a) GMI requests the license provided for in Section 9.5(b) or requests Pfizer to transfer or provide any of the data, information or documents provided for in Section 9.5(e) and (b) as of the date of termination of this Agreement by GMI or by Pfizer under Section 9.2, Pfizer or its Affiliate has completed a Phase III Clinical Trial for a Licensed Product for an indication and GMI or its licensee files for and obtains Regulatory Approval for such Licensed Product for such indication based on such Phase III Clinical Trial, or at the date of such termination Pfizer or its Affiliate has obtained Regulatory Approval for a Licensed Product for an indication, then GMI shall pay royalties to Pfizer on GMI Net Sales of such Licensed Product for such indication at a royalty rate of [* * *] percent ([* * *]%) of GMI Net Sales at any time after the date of such termination for a period of ten (10) years from the First Commercial Sale of such Licensed Product for such indication; provided that GMI only shall be obligated to make such payments to Pfizer until such time as the aggregate of payments due and payable under this Section 9.6 equal [* * *] dollars ($[* * *]). In the event that (1) the preceding sentence is not applicable, (2) GMI requests the license provided for in Section 9.5(b) or requests Pfizer to transfer or provide any of the data, information or documents provided for in Section 9.5(e), and (3) as of the date of termination of this Agreement by GMI or by Pfizer under Section 9.2, Pfizer or its Affiliate has completed an Additional Phase II Clinical Trial for a Licensed Product for an indication, the results of which Additional Phase II Clinical Trial are supportive of and included in an application for Regulatory Approval for such indication, then GMI shall pay

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royalties to Pfizer on GMI Net Sales of such Licensed Product for such indication at a royalty rate of [* * *] percent ([* * *]%) of GMI Net Sales at any time after the date of such termination for a period of ten (10) years from the First Commercial Sale of such Licensed Product for such indication; provided that GMI only shall be obligated to make such payments to Pfizer until such time as the aggregate of payments due and payable under this Section 9.6 equal [* * *] Dollars ($[* * *]). GMI shall make such payments to Pfizer within forty-five (45) days of the end of each calendar quarter in which any payment under this Section 9.6 become due and payable and each such payment shall be accompanied by a detailed written report showing the calculation of such payment. The provisions of Sections 4.2(f), 4.2(g), 4.3, 4.4, 4.5 and 4.6 shall apply, mutatis mutandis, to royalties payable by GMI under this Section 9.6 and for purposes of this sentence all reference to one Party in such Sections shall be deemed to refer to the other Party and all references to a Pfizer Quarter shall be deemed to refer to a calendar quarter.

9.7 Offset of Damages. In the event that Pfizer is awarded damages against GMI under this Agreement by a court of competent jurisdiction as to which Pfizer’s right to collect such damages has not been stayed, in addition to any other remedy for collection of such damages, Pfizer may offset such damages against any amounts to be paid by Pfizer to GMI under this Agreement.

9.8 Termination of Rights and Obligations. Upon termination of this Agreement all rights and obligations of the Parties under this Agreement shall terminate except those that survive termination under Section 9.13.

9.9 Accrued Obligations. Any expiration or termination of this Agreement shall be without prejudice to the rights of either Party against the other accrued or accruing under this Agreement prior to expiration or termination, including without limitation the obligation to pay royalties for Licensed Product(s) sold prior to such expiration or termination.

9.10 Disposition of Inventory. Notwithstanding anything herein to the contrary, in the event of termination of this Agreement, at the option of Pfizer, Pfizer either (a) shall have for a period of [* * *] ([* * *]) months after termination, the right to use or sell Licensed Products on hand on the date of such termination and to complete Licensed Products in the process of manufacture at the time of such termination and use or sell the same as if licensed under this

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Agreement, provided that Pfizer shall submit the applicable royalty report, along with the royalty payments required by this Agreement; or (b) at the request of GMI, shall transfer to GMI all existing inventory, raw material, work-in-progress and finished goods, each with respect to any Compound and Licensed Product, at a cost to GMI equal to Pfizer’s fully-burdened manufacturing costs together with the reasonable cost of transportation.

9.11 Pfizer Elections upon Breach by GMI. If an event occurs that gives rise to a right of termination by Pfizer under Section 9.3 (as a result of an uncured material breach by GMI) and if Pfizer elects not to terminate this Agreement, Pfizer may elect that Sections 3.1(a) and (b), 3.2(b)(iii) shall be deleted, in whole or in part, from this Agreement and Pfizer’s obligations to deliver reports pursuant to Section 3.2(b)(iv) shall be limited to [* * *]. If Pfizer makes any election as provided in this Section 9.11 to delete any Section, each of the Parties hereto will enter into an appropriate and customary written amendment and no Party shall have any further obligations with respect to any such deleted Section.

9.12 Bankruptcy. All rights and licenses granted under Section 2.1 of this Agreement are, and shall otherwise be deemed to be, for purposes of Section 365(n) of the U.S. Bankruptcy Code, licenses of rights to “intellectual property” as defined under Section 101(35A) of the U.S. Bankruptcy Code. The Parties agree that Pfizer, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the U.S. Bankruptcy Code, and that upon commencement of a bankruptcy proceeding by or against GMI under the U.S. Bankruptcy Code, Pfizer shall be entitled to a complete duplicate of or complete access to any such intellectual property and all embodiments of such intellectual property that is licensed to Pfizer under this Agreement. Such intellectual property and all embodiments thereof shall be promptly delivered to Pfizer (i) upon any such commencement of a bankruptcy proceeding upon written request therefor by Pfizer, unless GMI elects to continue to perform all of its obligations under this Agreement or (ii) if not delivered under (i) above, upon the rejection of this Agreement by or on behalf of GMI upon written request therefor by Pfizer. The term “embodiments” of intellectual property includes all tangible, intangible, electronic or other embodiments of rights and licenses hereunder, including all compounds and products embodying intellectual property, Licensed Products, filings with Regulatory Authorities and related rights. The foregoing is without prejudice to any rights Pfizer may have arising under the U.S. Bankruptcy Code or other applicable law.

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9.13 Survival. Following expiration or termination of this Agreement for any reason, Articles 1, 6, 8, 9 and 11 and Sections 2.4, 3.1(c)(B) and 7.5 and Sections 4.3 and 4.4 with respect to royalties paid or to be paid under this Agreement shall survive the expiration or termination.

Article 10 NON-COMPETITION

From the Effective Date until the end of the Term, GMI, its Affiliates and any Third Party on behalf of GMI or its Affiliates may not, directly or indirectly, commercialize in any country in the Territory any pharmaceutical compound or product in any dosage form or formulation that is labeled for treatment or prevention or prophylaxis of a vaso-occlusive or painful crisis associated with Sickle Cell Disease (a “Competing Product”). If GMI or any of its Affiliates controlling GMI (a “GMI Parent”) undergoes a Change of Control, then the provisions of the preceding sentence shall not apply with respect to a Competing Product; provided, however, that such Competing Product is researched, developed and commercialized without use of any GMI Patent Rights or GMI Know-How.

Article 11 MISCELLANEOUS

11.1 Assignment.

(a) Assignment. This Agreement and the rights and obligations under this Agreement may not be assigned by operation of law or otherwise by either Party without the consent of the other Party, provided, however, that either Party may assign this Agreement, in whole or in part, without the consent of the other Party (i) to an Affiliate, or (ii) to a successor, in each case by virtue of a sale of all or substantially all of its assets related to this Agreement, merger, consolidation or similar transaction or where a Party or its Affiliate is required, or makes a good faith determination based on advice of counsel that it is required, to divest any of the Licensed Products in order to comply with Law or the order of any Governmental Authority as a result of merger of a Party with a Third Party or acquisition by a Party of a Third Party or acquisition of a

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Party by a Third Party; provided, further, that the assigning Party shall deliver written notice of any such permitted assignment to the other Party, and the assignee shall assume all obligations of its assignor under this Agreement and such assigning party shall remain jointly and severally liable with such assignee in respect of all obligations so assigned. Subject to the restriction on assignment of this Section 11.1, this Agreement shall be binding upon and inure to the benefit of the successors and assigns of the Parties.

(b) Transfer of GMI Patent Rights. Except in connection with permitted assignments under Section 11.1(a) to a Person that is not an Affiliate of GMI, GMI and any Affiliate of GMI may not sell, assign or otherwise transfer GMI Patent Rights to any person other than a wholly-owned direct or indirect subsidiary of GMI that (x) is and continues to be at all times incorporated and domiciled (including with respect to principal headquarters) in any state of the United States of America and (y) prior to any such sale, assignment or transfer to such person described in clause (x), has acknowledged and confirmed in writing to Pfizer, all in a manner reasonably acceptable to Pfizer, that, effective as of such sale, assignment or other transfer, such transferee shall be bound by this Agreement as if it were a party to it as and to the identical extent applicable to the transferor with respect to GMI Patent Rights.

(c) Non-compliant Assignments. Any purported assignment that is not in compliance with this Section 11.1 shall be null and void.

(d) Performance by Affiliates. Pfizer shall have the right to permit an entity that is an Affiliate of Pfizer to exercise the rights and licenses granted to Pfizer under this Agreement without the granting of a sublicense while such entity is an Affiliate of Pfizer, provided that the Affiliate agrees to be bound by the terms and conditions of this Agreement as if a signatory thereto. In exercising the rights and licenses granted under this Agreement, Pfizer shall have the right to have Licensed Product in the Field researched, developed and/or made for Pfizer by a Third Party without granting a sublicense to such Third Party; provided, that such research, development and/or manufacture is performed for Pfizer, and Pfizer shall ensure that any such Third Party shall perform such research, development or manufacturing activities in compliance with the provisions of this Agreement.

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11.2 Notices. Any consent, notice or report required or permitted to be given or made under this Agreement by one of the Parties hereto to the other shall be in writing and shall be deemed given (i) five (5) Business Days after mailing when mailed by registered or certified mail, return receipt requested, postage paid, or (ii) on the date received when delivered in person or by reputable international express delivery service, addressed to such other Party at its address indicated below, or to such other address as the addressee shall have last furnished in writing to the addressor and shall be effective upon receipt by the addressee:

If to GMI:

GlycoMimetics, Inc.

401 Professional Drive, Suite 250

Gaithersburg, Maryland 20879

Attn: CEO

If to Pfizer:

Pfizer Inc.

[XXXXX]

With a copy to:

Pfizer Inc.

[XXXXX]

11.3 Jurisdiction. Except as to Patent Rights for which the patent laws of the country of the Patent Right shall be controlling, this Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A, without regard to any choice of law

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principles that would dictate the application of the laws of another jurisdiction. All actions and proceedings under this Agreement shall be brought exclusively in a state or federal court of competent subject matter jurisdiction in the County of New York in the State of New York. Each Party hereby waives (i) any objection which it may have at any time to the venue of the proceedings in any such court, (ii) any claim that such proceedings have been brought in an inconvenient forum and (iii) the right to object, with respect to such proceedings, that such court does not have any jurisdiction over such Party.

11.4 Dispute Resolution. Except as otherwise set forth in this Agreement, any disputes arising between the Parties relating to, arising out of or in any way connected with this Agreement or any term or condition hereof, or the performance by either Party of its obligations hereunder, shall be resolved as follows:

(a) Within [* * *] ([* * *]) days of notice of such dispute, the senior executive, or an equivalent successor thereto, to be nominated by Pfizer who is responsible for the Licensed Product, or his or her designate, and the Chief Executive Officer of GMI or his or her designate shall first attempt to resolve such dispute through good faith negotiations for a period of not less than [* * *] ([* * *]) days.

(b) If such dispute cannot be resolved after such [* * *] ([* * *]) day period then either Pfizer or GMI may initiate a legal action with respect to such dispute.

(c) This Section 11.4 shall not prevent a Party from seeking and obtaining temporary or preliminary relief in a court of competent jurisdiction to protect the interests of such Party pending the outcome of proceedings pursuant to this Section 11.4.

11.5 Entire Agreements; Amendments.

(a) This Agreement, together with the Schedules and Exhibits hereto, contains the entire understanding of the Parties with respect to the subject matter hereof and supersedes and terminates all prior and contemporaneous agreements and understandings between the Parties, whether oral or in writing, by and between Pfizer and GMI with respect to the subject matter hereof and except as provided in Section 11.5(b), including but not limited to the Confidentiality Agreement between the Parties effective [* * *]. In the event of any conflict or inconsistency between any provision of any Schedules or Exhibit hereto and any provision of

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this Agreement, the provisions of this Agreement shall prevail. All express or implied agreements and understandings, either oral or written, heretofore made are expressly merged in and made a part of this Agreement. This Agreement may be amended, or any term hereof modified, only by a written instrument duly executed by the Parties hereto. Each of the Parties hereby acknowledges that this Agreement and the related documents are each the result of mutual negotiation and, therefore, any ambiguity in their respective terms shall not be construed against the drafting Party.

(b) The Confidentially Agreement between the Parties effective [* * *] shall survive and remain in full force and effect only with respect to any breaches thereof prior to the Effective Date of this Agreement.

11.6 Headings. The captions to the several Articles and Sections hereof and Schedules or Exhibits hereto are not a part of this Agreement, but are merely guides or labels to assist in locating and reading the several Articles and Sections hereof.

11.7 Third Party Beneficiaries. None of the provisions of this Agreement shall be for the benefit of or enforceable by any Third Party, including any creditor of either party. Except for an assignee in accordance with a permitted assignment of this Agreement, no Third Party shall obtain any right under any provision of this Agreement or shall by reason of any such provision make any claim in respect of any debt, liability or obligation (or otherwise) against either Party.

11.8 Independent Contractor. It is expressly agreed that GMI and Pfizer shall be independent contractors and that the relationship between the two Parties shall not constitute a partnership, joint venture or agency. Neither GMI nor Pfizer shall have the authority to make any statements, representations or commitments of any kind, or to take any action, which shall be binding on the other, without the prior written consent of the other Party to do so.

11.9 Waivers. Any term or condition of this Agreement may be waived at any time by the Party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the Party or parties waiving such term or condition. Neither the waiver by either Party hereto of any right hereunder nor the failure to perform or of a breach by the other Party shall not be deemed or construed a waiver of

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any other right hereunder or of any other breach or failure by said other Party whether of a similar nature or otherwise. All rights, remedies, undertakings, obligations and agreements contained in this Agreement shall be cumulative and none of them shall be a limitation of any other remedy, right, undertaking, obligation or agreement.

11.10 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be exchanged by electronic portable document format if mutually agreed by the Parties.

11.11 Other Actions. Each Party agrees to sign and execute such documents and to take such actions as reasonably requested by the other Party to carry out and perform the intent and purposes of the Party’s obligations under this Agreement.

11.12 Severability. Each Party hereby agrees that it does not intend to violate any public policy, statutory or common laws, rules, regulations, treaty or decision of any government agency or executive body thereof of any country or community or association of countries. Should one or more provisions of this Agreement be or become invalid or unenforceable, the Parties hereto shall use their respective reasonable efforts to substitute, by mutual consent, valid provisions for such invalid provisions, if their economic effect, are sufficiently similar to the invalid provisions that it can be reasonably assumed that the Parties would have entered into this Agreement based on such valid provisions. In case such alternative provisions cannot be agreed upon, the invalidity of one or several provisions of this Agreement shall not affect the validity of this Agreement as a whole, unless the invalid provisions are of such essential importance to this Agreement that it is to be reasonably assumed that the Parties would not have entered into this Agreement without the invalid provisions.

11.13 Construction. Except where the context otherwise requires, wherever used, the singular will include the plural, the plural the singular, the use of any gender will be applicable to all genders, and the words “and/or” is used in the inclusive sense (one or more). The captions of this Agreement are for convenience of reference only and in no way define, describe, extend or limit the scope or intent of this Agreement or the intent of any provision contained in this Agreement. The term “including” as used herein means including, without limiting the

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generality of any description preceding such term. The term “owned” or “owns” means solely owned or owns, or jointly owned or owns. References to “Section” or “Sections” or “Article” or “Articles” are references to the numbered Sections or Articles of this Agreement, unless expressly stated otherwise.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed and scaled by their respective duly authorized representatives as of the date first set forth above.

GLYCOMIMETICS, INC.		PFIZER INC.

By:	/s/ Rachel K. King	By:	/s/ Adam Woodrow

Name:	Rachel K. King	Name:	Adam Woodrow

Title:	CEO	Title:	Vice President Commercial Development

EXHIBIT A

GMI PATENT RIGHTS

Nation / Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation / Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation / Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

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Schedule 1.10

Backup Compounds

[* * *]

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Schedule 1.22

Structure

[* * *]

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Schedule 1.35

Knowledge of GMI

PART A

Rachel K. King, President and Chief Executive Officer

John L. Magnani, Ph.D., Vice President and Chief Scientific Officer

Helen M. Thackray, M.D., FAAP, Vice President, Clinical Development

Brian Hahn, Director, Finance and Administration

PART B

[* * *]

[* * *]

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Schedule 1.69

Format for Topline Study Report

Topline Study Report Template

[* * *]

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Schedule 2.1

Permitted Studies

Indication	Institution	Investigator(s)	Summary	Status
[* * *]	[* * *]	[* * *]	[* * *]	[* * *]

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Schedule 2.3

Transition Plan

[* * *]

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Schedule 3.1(c)

Ongoing Clinical Trial Budget

	Budget		To Date		Remaining
Jun-11

[* * *]	[* * *	]	[* * *	]	[* * *	]

[* * *]	[* * *	]	[* * *	]	[* * *	]

[* * *]	[* * *	]	[* * *	]	[* * *	]

	[* * *	]	[* * *	]	[* * *	]

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Schedule 6.4

Public Announcement

PRESS RELEASE

DRAFT – NOT INTENDED FOR DISTRIBUTION

GlycoMimetics and Pfizer Enter into Licensing Agreement for Drug Candidate

Currently in Development to Treat Patients Experiencing Vaso-occlusive Crisis

Associated with Sickle Cell Disease

Gaithersburg, MD – October 11, 2011 – GlycoMimetics, Inc. announced today that it has entered into an exclusive worldwide licensing agreement with Pfizer Inc. (NYSE: PFE) for the GlycoMimetics investigational compound GMI-1070. GMI-1070 is a pan-selectin antagonist currently in Phase 2 development for the treatment of vaso-occlusive crisis associated with sickle cell disease. GMI-1070 has received Orphan Drug and Fast Track status from the U.S. Food and Drug Administration (FDA).

Vaso-occlusive crisis, which can last five to six days on average, results in over 75,000 hospitalizations each year in the U.S. These crises cause pain and tissue damage leading to multiple organ damage, a requirement for life-long narcotic pain medications, and eventually to significantly shorter life spans. While the genetic and molecular cause of sickle cell disease has been known for more than 50 years, therapy for painful crises has not significantly advanced. GMI-1070 is thought to inhibit selectin interactions, a key early step in the inflammatory process leading to vaso-occlusive crisis. In preclinical studies, GMI-1070 restored blood flow to affected vessels of sickle cell animals experiencing vaso-occlusive crisis.

“We are very pleased to partner with Pfizer for the advancement of GlycoMimetics’ lead drug candidate, GMI-1070, which is initially being evaluated in patients with sickle cell disease experiencing vaso-occlusive crisis. This is a major unmet medical need,” said Rachel King, CEO of GlycoMimetics. “We value the resources and experience that Pfizer brings to the program, and recognize that the agreement is an important validation of GlycoMimetics’ unique chemistry expertise in discovery of proprietary drug candidates.”

Under the terms of the agreement, Pfizer will receive an exclusive worldwide license to GMI-1070 for vaso-occlusive crisis associated with sickle cell disease and for other diseases for which the drug candidate may be developed. GlycoMimetics will remain responsible for completion of the ongoing Phase 2 trial under Pfizer’s oversight, and Pfizer will then assume all further development and commercialization responsibilities. The potential value of the agreement for GlycoMimetics is approximately $340 million, including an upfront payment as well as development, regulatory and commercial milestones. GlycoMimetics is also eligible for royalties on any sales.

“Pfizer is committed to helping improve the lives of patients with rare diseases, and we see potential for GlycoMimetics’ GMI-1070 to be a significant advance in the treatment of vaso-occlusive crisis of sickle

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cell disease,” said Yvonne Greenstreet, senior vice president and head of the Medicines Development Group within Pfizer’s Specialty Care business unit. “This experimental compound and partnership are emblematic of our strategy in rare disease, targeting areas of high unmet need to deliver improved patient outcomes.”

“This partnership is an important milestone for GlycoMimetics as the company advances its clinical development program,” added Jim Barrett, Ph.D., Chairman of the Board of GlycoMimetics and General Partner, New Enterprise Associates. “It’s a testament to the progress made to date with GMI-1070, and will enhance continued development of this potential treatment for patients suffering from vasoocclusive crisis.”

About GMI-1070

GMI-1070 is a rationally designed glycomimetic inhibitor of E-, P- and L-selectins that interferes in a key early step in the inflammatory process leading to leukocyte adhesion and recruitment to inflamed tissue. GMI-1070 has shown activity in several models of diseases in which leukocyte adhesion and activation play a key role.

GMI-1070 is initially being developed for the treatment of vaso-occlusive crisis associated with sickle cell disease. By inhibiting selectin interactions, GMI-1070 may be able to decrease the enhanced cell adhesion that results in vaso-occlusive crisis. In preclinical studies, GMI-1070 restored blood flow to affected vessels of sickle cell animals experiencing vaso-occlusive crisis. Two Phase 1 trials of GMI-1070 were successfully completed in the first quarter of 2009, with no serious adverse events reported. The program is currently in Phase 2 clinical testing. GMI-1070 is also being evaluated in preclinical studies for the treatment of other diseases, including hematologic malignancies, where selectin-mediated cell adhesion and migration is known to play a key role in the disease process.

Issued U.S. patents cover GMI-1070 with additional intellectual property issued and pending outside the U.S.

About Sickle Cell Disease and Vaso-Occlusive Crisis

Vaso-occlusive crisis is the main clinical feature of sickle cell disease, causing severe pain, often resulting in significant patient complications, and sometimes death. Currently, there are no mechanism-based therapies for treatment of vaso-occlusive crisis. Treatment consists primarily of supportive therapy in the form of hydration and pain control, typically requiring hospitalization for five to six days.

About GlycoMimetics, Inc.

GlycoMimetics is a privately held biotechnology company that capitalizes on advances in the field of glycobiology. The company uses rational design of small molecule drugs that mimic the functions of bioactive carbohydrates to develop new drug candidates. The company’s initial focus is on therapeutics to treat orphan conditions in which inflammation and cell adhesion may play a key role. For additional information, please visit the company’s website: www.glycomimetics.com.

# # #

MEDIA CONTACTS

GlycoMimetics:

Brian Hahn

Phone: 240-243-1207

Email Address: bhahn@glycomimetics.com

Schedule 7.1

Disclosure Schedules

[* * *]

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AMENDMENT NO. 1 TO LICENSE AGREEMENT

This AMENDMENT NO. 1 TO LICENSE AGREEMENT (the “First Amendment”) is made and entered into as of November 17, 2011 by and between GLYCOMIMETICS, INC., a Delaware corporation having a place of business at 401 Professional Drive, Suite 250, Gaithersburg, Maryland 20879 (“GMI”), and PFIZER INC., a Delaware corporation having a place of business at 235 East 42nd Street, New York, New York 10017 (“Pfizer”). GMI and Pfizer are individually referred to as a “Party” or collectively as the “Parties”.

WHEREAS, GMI and Pfizer are parties to a License Agreement dated as of October 7, 2011, (the “License Agreement”);

WHEREAS, the Parties desire to amend the License Agreement by including therein certain patents and patent applications owned by GMI that were erroneously omitted from Exhibit A of the License Agreement; and

NOW, THEREFORE, in consideration of the mutual promises and agreement set forth herein, the Parties hereby agree as follows:

1. GMI and Pfizer agree that Exhibit A of the License Agreement is replaced by the Exhibit A attached hereto and the License Agreement is to be construed as if the replacement Exhibit A was attached thereto as of the Effective Date of such License Agreement. The representations and warranties of GMI under Article 7 of such License Agreement with respect to GMI Patent Rights of Exhibit A shall be deemed to have been and are made as of the Effective Date of such License Agreement, with respect to all of the patents and patent applications of such replacement Exhibit A.

2. This First Amendment amends the terms of the License Agreement as expressly provided above, and the License Agreement as so amended remains in full force and effect. Capitalized terms used but not defined herein shall have the meanings set forth in the License Agreement. The validity, performance, construction, and effect of this First Amendment shall be governed by and construed under the substantive laws of the State of New York, without regard to any choice of law principles that would dictate the application of the laws of another jurisdiction. This First Amendment may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

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IN WITNESS WHEREOF, the Parties have executed this First Amendment in duplicate originals by their proper officers as of the date specified above.

GLYCOMIMETICS, INC.		PFIZER INC.

By:	/s/ Rachel K. King	By:	/s/ Robert Bagdorf
Name: Rachel K. King		Name: Robert Bagdorf, MD, MBA
Title: CEO		Title: VP, Worldwide Business Development
Date: Nov. 18, 2011		Date: 11/17/2011

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Exhibit A

GMI PATENT RIGHTS

Nation/Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No. / Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

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AMENDMENT NO. 2 TO LICENSE AGREEMENT

This AMENDMENT NO. 2 TO LICENSE AGREEMENT (the “Second Amendment) is made and entered into as of December 1, 2012 by and between GLYCOMIMETICS, INC., a Delaware corporation having a place of business at 401 Professional Drive, Suite 250, Gaithersburg, Maryland 20879 (“GMI”), and PFIZER INC., a Delaware corporation having a place of business at 235 East 42nd Street, New York, New York 10017 (“Pfizer”). GMI and Pfizer are individually referred to as a “Party” or collectively as the “Parties”.

WHEREAS, GMI and PFIZER are parties to a License Agreement dated as of October 7, 2011, (the “License Agreement”) as amended, November 17, 2011 (“Amendment No. 1”);

WHEREAS, the Parties desire to amend the License Agreement by including therein certain patents and patent applications owned by GMI that were erroneously omitted from Exhibit A of the License Agreement; and

WHEREAS, the Parties desire to amend the License Agreement by deleting the Topline Study Report template (Schedule 1.69 in the License Agreement) and replacing it in its entirety with the revised Top Line Report template attached hereto and made a part hereof; and

NOW, THEREFORE, in consideration of the mutual promises and agreement set forth herein, the Parties hereby agree as follows:

1.	GMI and Pfizer agree that Exhibit A of the License Agreement is replaced by the Exhibit A attached hereto and the License Agreement is to be construed as if the replacement Exhibit A was attached thereto as of the Effective Date of such License Agreement. The representations and warranties of GMI under Article 7 of such License Agreement with respect to GMI Patent Rights of Exhibit A shall be deemed to have been made as of the Effective Date of such License Agreement, with respect to all of the patents and patent applications of such replacement Exhibit A.

2.	GMI and Pfizer agree to delete in its entirety the Topline Study Report template as set forth in Schedule 1.69 (Format for Topline Study Report) of the License Agreement and replacing it with the Top Line Report template attached hereto and made a part hereof.

3.

This Second Amendment amends the terms of the License Agreement, as amended, as expressly provided above, and the License Agreement as so amended remains in full force and effect. Capitalized terms used but not defined herein

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1.

shall have the meanings set forth in the License Agreement. The validity, performance, construction, and effect of this Second Amendment shall be governed by and construed under the substantive laws of the State of New York, without regard to any choice of law principles that would dictate the application of the laws of another jurisdiction. This Second Amendment may be executed in counterparts, all of which taken together shall be regarded as one and the same instrument.

IN WITNESS WHEREOF, the Parties have executed this Second Amendment in duplicate originals by their proper officers as of the date specified above.

GLYCOMIMETICS, INC.		PFIZER, INC.

By:	/s/ Rachel K. King	By:	/s/ Y. Greenstreet
Name: Rachel K. King		Name: Y. Greenstreet
Title: CEO		Title: SVV Development
Date: Dec. 14, 2012		Date: 12/06/12

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS

THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [* * *]. A COMPLETE

VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2.

Protocol GMI-1070-201

TOP LINE REPORT

[Schedule 1.69 TEMPLATE]

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT WHICH INCLUDE THIS AND SIX ADDITIONAL PAGES OF OMISSIONS. THE COPY FILED HEREWITH OMITS

THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [* * *]. A COMPLETE

VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

GMI PATENT RIGHTS

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS

THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [* * *]. A COMPLETE

VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

[* * *]

Nation/Region	Application No./Patent No.	Filing Date	Status
[* * *]	[* * *]	[* * *]	[* * *]

CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR PORTIONS OF THIS EXHIBIT. THE COPY FILED HEREWITH OMITS

THE INFORMATION SUBJECT TO A CONFIDENTIALITY REQUEST. OMISSIONS ARE DESIGNATED [* * *]. A COMPLETE

VERSION OF THIS EXHIBIT HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.